                                     ANNUAL
                                     REPORT
                                October 31, 1997
                                 WARBURG PINCUS
                           INTERNATIONAL EQUITY FUND

                                       -
                                 WARBURG PINCUS
                                 JAPAN OTC FUND

                                       -
                                 WARBURG PINCUS
                             EMERGING MARKETS FUND

                                       -
                                 WARBURG PINCUS
                               JAPAN GROWTH FUND

                                       -
                                 WARBURG PINCUS
                        GLOBAL POST-VENTURE CAPITAL FUND

   More complete information about the Funds, including charges and expenses and, where applicable, the special considerations and risks associated with international investing is provided in the Prospectus, which must precede or accompany this report and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

                                     [Logo]

From time to time, the Funds' investment adviser and co-administrator may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the Funds' management are as of the date of the letters and portfolio holdings described in this annual report are as of October 31, 1997; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this annual report is a recommendation to purchase or sell securities.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus International Equity Fund ('the Fund') is long-term capital appreciation. The Fund pursues its objective by investing primarily in a broadly diversified portfolio of equity securities of companies that have their principal business activities and interests outside of the U.S.

   For the 12 months ended October 31, 1997, the Fund gained 4.54%, vs. a gain of 4.63% for the Morgan Stanley Europe, Australasia and Far East ('EAFE') Index.

   Foreign stock markets had geographically mixed results for the period. By region, the most noteworthy performances came from Europe, whose markets rallied strongly on the combination of low interest rates, increased optimism toward European Monetary Union, and signs of improving economic growth. Two additional catalysts for these markets were merger and acquisition activity and, in the case of specific companies, an announced commitment to improving shareholder value.

   Asian-Pacific markets, conversely, struggled, hurt by mounting economic and currency concerns. Most of the region's stock markets had losses in dollar terms for the 12 months, with the sharpest setbacks occurring in East Asia, particularly Southeast Asia, where several markets suffered losses exceeding 50%. Elsewhere, Latin American markets showed near-universal strength, and the emerging markets of Europe, the Middle East and Africa also generally rose.

   In terms of performance attribution, the Fund's European exposure (approximately 46% of the portfolio at the end of the period) made a significant contribution to its return. We found attractive opportunities across the region through the period, though we were highly selective in terms of stock picking. This reflected our view that many stocks were trading at relatively expensive valuations, given a realistic assessment of the underlying companies' earnings prospects. By country, some of the strongest performances for the Fund came from its holdings in Spain, France, the Netherlands and Germany, and from its Nordic holdings collectively.

   The Fund's Asian-Pacific exposure (which, excluding Japan, Australia and New Zealand, comprised 11% of the portfolio at period-end) generally proved a liability. Fortunately for the Fund, we had comparatively little exposure to the hard-hit Southeast Asian markets through the period, which spared the Fund the more-sizable losses suffered by funds with larger holdings in that region. In the end, though, almost any exposure to Asian markets proved harmful, as the

WARBURG PINCUS INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------
contagion from Southeast Asia swept through the region, and the Fund's weighting took a toll on its performance.

   We maintained a fairly significant stake in Japan during the 12 months. Though this weighting proved less than timely -- the Japanese market, as measured by most benchmarks, suffered a loss for the period -- we managed to significantly outperform the Japanese broad-market averages, a function of good stock selection. We also hedged much of the Fund's yen exposure through the period. This served the Fund well, given the yen's decline in value vs. the U.S. dollar.

   Finally, the Fund's Latin American holdings (6.5% of the portfolio at the end of the period) also contributed positively to its performance. Our exposure was concentrated primarily in Argentina, Brazil and, to a lesser extent, Mexico, and these stocks all showed strong gains for the 12 months.

   Looking ahead, the near-term environment for international markets appears likely to remain, at the very least, challenging. Asian markets have yet to stabilize, and worries over that region's difficulties have impacted markets globally. For longer-term investors, however -- those with three- to five-year time horizons who can tolerate near-term volatility -- this has created, and continues to create, some excellent investment opportunities. In Asia, specifically, it is increasingly possible to find strong, well-managed companies with solid cash flows and relatively little debt trading at record-low valuations. For selective investors who pick the right stocks, the potential upside would appear to be sizable. With that view, we continue our efforts to identify the most promising candidates for long-term growth, and encourage our investors to maintain a similarly long-term orientation.

Richard H. King
Portfolio Manager

Harold W. Ehrlich
Associate Portfolio Manager

P. Nicholas Edwards
Associate Portfolio Manager

WARBURG PINCUS INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS INTERNATIONAL EQUITY FUND SINCE INCEPTION AS OF OCTOBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus International Equity Fund (the 'Fund') from May 2, 1989 (inception) to October 31, 1997, compared to the Morgan Stanley Europe, Australasia and Far East Index ('EAFE')* for the same time period.


                              [PERFORMANCE GRAPH]

                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIODS ENDED 10/31/97
                               (COMMON SHARES)
Fund (Common Shares)   EAFE
10,000                10,000                  1 YEAR
11,350                10,029.4                 4.54%
12,021.5               8,744.36
14,356.2               9,352.69                5 YEAR
13,144.9               8,116.84               13.90%
18,492.4              11,157.6
22,417.3              12,284.8            SINCE INCEPTION
21,846.4              12,239.9               (5/02/89)
24,108.9              13,522                  11.48%
25,201.5              14,148.2


                                                                                 FUND
                                                                                ------

1 Year Total Return (9/30/96-9/30/97)........................................   16.63%
5 Year Average Annual Total Return (9/30/92-9/30/97).........................   16.13%
Average Annual Total Return Since Inception (5/02/89-9/30/97)................   13.21%

------------

* The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged index of international equities (with no defined investment objective) of international equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co., Incorporated.

WARBURG PINCUS JAPAN OTC FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Japan OTC Fund ('the Fund') is long-term capital appreciation. The Fund invests primarily in securities traded in the Japanese over-the-counter (OTC) market. At all times, except during temporary defensive periods, the Fund will maintain at least 65% of its total assets in these OTC securities.

   For the 12 months ended October 31, 1997, the Fund had a return of -23.98%, vs. returns of -37.33% and -40.73% for the yen- and dollar-denominated JASDAQ indexes, respectively.

   The 12 months proved extremely difficult for Japan's small-company stocks. Weighing on the group were several forces, the most damaging of which was investors' general bearishness toward Japanese equities, a reflection of renewed worries over the country's economy. Small-cap stocks were hurt further by an unfavorable supply-demand balance, as companies continued to issue shares on the OTC market despite diminishing buying interest. A final impediment to the group was global investors' general preference for larger, more-liquid stocks.

   Perhaps the best thing that can be said about the period, from the Fund's perspective, is that we managed to significantly outdistance our benchmark. This reinforces our view that it is possible to add considerable value via stock selection in the OTC market, and we expect this to remain the case going forward. The market's poor recent returns notwithstanding, there reside some very attractive opportunities among the ranks of Japan's smaller companies, businesses with promising products and/or services that stand to do quite well over the longer term, particularly as Japan's economy deregulates. There are also companies whose prospects are, at best, limited. We believe the portfolio's current holdings stand squarely among the former, and we expect this to be more fully reflected in their share prices once the current bearishness towards Japan subsides.

   In terms of its sector exposure through the reporting period, the Fund remained well diversified, but with a fairly large weighting in retail through the period's first seven months (i.e., from November 1996 through May of this year). This concentration largely reflected the views of SPARX Investment & Research, USA, Inc., which was then serving as the Fund's sub-advisor. Following the Fund's change in management, however (effective May 23, 1997, SPARX gave up its sub-advisory role, and Warburg Pincus Asset Management assumed all investment-management responsibilities for the Fund), that retail weighting was

WARBURG PINCUS JAPAN OTC FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------
trimmed substantially, with much of the proceeds being invested in the technology sector. We believe this reallocation has put the Fund in much better position going forward, in terms of performance potential, given the substantial opportunity we see among technology companies. A second noteworthy change in sector weightings as a result of the management change was an increased emphasis on financial stocks.

   All told, we consider the Fund to be well placed, with regard to both sector concentrations and specific holdings, to benefit from a recovery in Japan's small-cap sector, and we look forward to a hopefully vastly improved year in 1998.

P. Nicholas Edwards                         Richard H. King
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS JAPAN OTC FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS
             JAPAN OTC FUND SINCE INCEPTION AS OF OCTOBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Japan OTC Fund (the 'Fund') from September 30, 1994 (inception) to October 31, 1997, compared to the JASDAQ Over-The-Counter Composite Index ('JASDAQ Index')* for the same time period.



                              [PERFORMANCE GRAPH]

                                                AVERAGE ANNUAL TOTAL RETURNS
                                                      FOR PERIODS ENDED
                                                           10/31/97
                                                       (COMMON SHARES)
Fund (Common Shares) JASDAQ Index** JASDAQI Index***
10,000                 10,000         10,000                1 YEAR
 9,850                  9,698.9        9,901               -23.98%
 9,090                  8,192.2       97,930.4          SINCE INCEPTION
 8,836.61               8,211.7        2,7146.1            (9/30/94)
 6,716.94               5,146.45       4,235.12             -12.08%


                                                                                 FUND
                                                                              -----------

1 Year Total Return (9/30/96-9/30/97)......................................      - 22.33%
Average Annual Total Return Since Inception (9/30/94-9/30/97)..............      - 10.17%

------------
 * The JASDAQ Over-The-Counter Composite Index is an unmanaged index (with no defined investment objective) comprised of stocks traded over-the- counter in Japan.

 ** Stated in Yen

*** Stated in U.S. dollars

WARBURG PINCUS EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Emerging Markets Fund ('the Fund') is growth of capital. The Fund pursues its objective by investing primarily in equity securities of non-U.S. issuers consisting of companies in emerging securities markets.

   For the 12 months ended October 31, 1997, the Fund had a loss of 10.71%, vs. a loss of 8.48% for the Morgan Stanley Emerging Markets Free Index.

   Emerging markets had geographically mixed results for the fiscal year. Most Asian-Pacific markets suffered losses in dollar terms, with the sharpest losses coming from Southeast Asia, the epicenter of the region's difficulties. Latin American, European, Middle Eastern and African markets generally rose, though virtually all were negatively impacted at the end of the period by the troubles in Asia.

   The Fund's performance was largely a function of its geographic exposure. The portfolio had a fairly sizable concentration in Asian markets, including a roughly 20% weighting in Southeast Asia, heading into July, when the region's difficulties began following the July 2 devaluation of the Thai baht, the country's currency. The subsequent sharp setbacks in Southeast Asian markets and, ultimately, the weakness throughout much of the rest of Asia took a heavy toll on the Fund's returns.

   Mitigating this, to an extent, were positive showings from the Fund's non-Asian holdings. Particularly strong performers for the Fund were its Latin American stocks (26.3% of the Fund as of October 31), as these markets showed near-universal strength for the 12 months. The Fund's largest country weightings here through the period were Brazil, Argentina, Mexico and Chile.

   The Fund also saw good performances from its holdings in the Middle East and Europe. Two specific markets that we emphasized during the period, to good effect, were Israel, where we found a number of what we deemed to be very attractive investment opportunities, and Portugal. Both were among the top performers in the emerging-market universe for the 12 months.

   Looking ahead, our near-term outlook on the prospects for emerging markets is guarded. The macroeconomic environment in many of these countries, particularly in Asia, remains unsettled, making the stock-selection process particularly challenging. Additionally, sentiment toward the group, given the recent substantial volatility, is largely negative, suggesting that these markets may stay in the doldrums for a time before they can stage a recovery. (Though when these markets do finally bounce back, we expect their performance to be

WARBURG PINCUS EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------

potentially quite strong, given the currently depressed level of valuations and the likelihood of a strong improvement in corporate earnings.) Given this climate, we are being extremely cautious in terms of country allocations and stock selection, concentrating our exposure on those companies that we believe are best-positioned to weather the current unease. We are also assembling a list of buy candidates, i.e., companies whose shares have been battered and may yet have further to fall but show strong promise over a three- to five-year period, since at some point conditions will warrant taking a more-aggressive stance.

   Our intermediate- and longer-term outlook, it goes without saying, remains positive. The world's developing countries will continue to show substantially higher economic growth rates than their more-established counterparts, presenting considerable opportunity from an investment perspective. Investors who pick their stocks carefully and have a sufficiently long time horizon stand, we believe, to be more than sufficiently compensated for weathering short-term bouts of volatility. We would encourage our investors to take a similarly long-term view, and to view the recent gyrations in these markets accordingly.

Richard H. King                             Vincent J. McBride
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS
          EMERGING MARKETS FUND SINCE INCEPTION AS OF OCTOBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Emerging Markets Fund (the 'Fund') from December 30, 1994 (inception) to October 31, 1997, compared to the Lipper Emerging Markets Funds Index ('Lipper')* and the Morgan Stanley Emerging Markets Free Index ('MSCI')** for the same time period.


                              [PERFORMANCE GRAPH]

                                              AVERAGE ANNUAL
                                              TOTAL RETURNS
                                             FOR PERIODS ENDED
                                                 10/31/97
                                              (COMMON SHARES)

Fund (Common Shares)  MSCI         Lipper           1 YEAR
10,000               10,000        10,000           -10.71
11,332.6             9,241.98       9,249.53    SINCE INCEPTION
12,403.1             9,841.77      10,134.5        (12/30/94)
10,809.8             9,007.49       9,745.46         3.66%


                                                                                 FUND
                                                                                ------

1 Year Total Return (9/30/96-9/30/97)........................................    8.21%
Average Annual Total Return Since Inception (12/30/94-9/30/97)...............   12.48%

------------

 * The Lipper Emerging Markets Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

** The Morgan Stanley Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

WARBURG PINCUS JAPAN GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Japan Growth Fund (the 'Fund') is long-term growth of capital. The Fund pursues its objective by investing primarily in equity securities of Japanese issuers that present attractive opportunities for growth. Under current market conditions, the Fund intends to invest at least 80% of its total assets -- but will invest no less than 65% of its assets under normal market conditions -- in common and preferred stocks, warrants and other rights, securities convertible into or exchangeable for common stocks, and American Depository Receipts ('ADRs') of Japanese issuers.

   For the 12 months ended October 31, 1997, the Fund had a total return of 1.47%, vs. returns of -10.54% for the Lipper Japanese Funds Average and -21.48% for the U.S.-dollar-denominated Tokyo Stock Exchange Index ('Topix').

   The period was obviously a difficult one for Japanese equities. Weighing on share prices were a host of concerns, most of which centered on prospects for Japan's economy. Sentiment toward the market turned particularly negative at the end of the period, as the currency and economic turmoil in Asia intensified and spread, triggering fears of a spillover effect on Japan and a potentially sharp deceleration in Japan's already-slowing economic growth.

   Set against this backdrop, the Fund posted a modest return for the 12 months, but managed to significantly outperform its peer group and Japanese broad-market averages, reflecting good stock selection. In general terms, the Fund benefited from a fairly large weighting in the so-called 'Nifties,' which are large, blue-chip, export-oriented firms. Collectively, these companies were direct beneficiaries of the yen's weakness vs. the U.S. dollar during the period, and their stocks were among the market's best performers. Particularly strong performers for the Fund from this group, and relatively large positions in the portfolio during the period, were Canon, Honda and Sony, all of which had double-digit gains for the 12 months. We continue to find value in the Nifties, their strong performance through the period notwithstanding, and they remain well represented in the portfolio.

   The Fund also saw relatively good performances from a number of its more domestically oriented holdings, including those in the banking and financial-services sectors, two areas of concentration in the portfolio. Though several of these stocks suffered losses at the end of the period -- banks, in particular, fell sharply -- we believe their longer-term prospects remain very favorable, in large

WARBURG PINCUS JAPAN GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

measure due to the substantial opportunity presented by 'Big Bang,' the planned deregulation of Japan's financial industry.

   The Fund's performance was also helped by currency hedging. We hedged much of the Fund's yen exposure through the period, which proved beneficial, given the yen's decline in value vs. the dollar.

   Though the Japanese market performed poorly through the period, and has continued to struggle in the weeks following, our longer-term outlook remains positive. Deregulation of Japan's economy continues, albeit slowly; it now appears more a question of when, rather than if, the government will take decisive steps to resolve the banking sector's problems; and, significantly, there is a growing emphasis on shareholder value among Japanese corporations, though the trend is still far from universal. Combined, this argues for a considerable improvement in the Japanese stock market in 1998 and beyond, though, as we have said previously, stock selection will likely remain a critical determinant of performance. Operating within this context, we will continue our efforts to identify those companies that have what we deem to be the best prospects for growth.

P. Nicholas Edwards
Portfolio Manager

WARBURG PINCUS JAPAN GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS
            JAPAN GROWTH FUND SINCE INCEPTION AS OF OCTOBER 31, 1997

   The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Japan Growth Fund (the 'Fund') from December 29, 1995 (inception) to October 31, 1997, compared to the Lipper Japanese Funds Average ('Lipper')* and the Tokyo Stock Exchange Index ('Topix')** for the same time period.

                                    [PERFORMANCE GRAPH]

                                            AVERAGE ANNUAL
                                             TOTAL RETURN
                                           FOR PERIOD ENDED
                                               10/31/97
                                            (COMMON SHARES)

Fund (Common Shares) Topix      Lipper
10,000               10,000     10,000             1 year
 9,880                9,864     10,010
 9,660                9,701      9,814              1.47%
10,080               10,020     10,092
10,779               10,688     10,717
10,649               10,164     10,345         Since Inception
11,079               10,208     10,504            (12/29/95)
10,469                9,706     10,077
10,189                9,292      9,684              -0.03%
10,369                9,554      9,844
 9,849                8,913      9,293
 9,859                8,979      9,305
 9,450                8,291      8,881
 9,204                7,402      8,347
 9,337                7,549      8,450
 9,286                7,272      8,277
 9,676                7,450      8,557
10,856                8,377      9,525
11,328                8,920      9,933
11,985                8,572      9,959
10,826                7,809      8,904
10,929                7,569      8,770
 9,995                6,995      8,216



                                                                                 FUND
                                                                                ------

1 Year Total Return (9/30/96-9/30/97)........................................    5.38%
Average Annual Total Return Since Inception (12/29/95-9/30/97)...............    5.18%

------------

 * The Lipper Japanese Funds Average measures the average total return of all Japanese funds tracked by Lipper Analytical Services Inc.

** The Topix is an unmanaged capitalization-weighted index (with no defined investment objective) designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:                                              December 18, 1997

   The objective of Warburg Pincus Global Post-Venture Capital Fund (the 'Fund') is long-term growth of capital. The Fund invests primarily in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development.

   For the 12 months ended October 31, 1997, the Fund gained 13.08%, vs. returns of 17.94% for the Lipper Global Funds Index and 21.18% for the Russell 2000 Growth Index.

   The reporting period was a volatile one for domestic and foreign post-venture-capital companies. A number of these issues, due to their smaller-cap and aggressive-growth characteristics, suffered sizable losses over the first half of the period when investors voted overwhelmingly for the perceived earnings stability of large-cap stocks. This trend reversed course in May, however, as the market began to notice that many smaller-cap and aggressive-growth stocks were selling at significant discounts to their projected growth rates, sparking a strong rally in these areas over the remainder of the period.

   In terms of industry exposure, we held a substantial weighting in the technology area during the 12 months. This reflects our view that increased capital spending, fueled by the growing global acceptance of free-market competition and the need for productivity-boosting products and services, stands to have a favorable impact on technology stocks over the long term. We maintained sizable positions in both the computer and electronics sectors, as well as in the telecommunications and equipment area, where we held companies we deemed best-positioned to take advantage of the ongoing deregulation of global telecommunications markets and the continued growth of the Internet.

   Another area in which we maintained a significant weighting was the business-services sector, which also stands to benefit from a global push for increased productivity. Specifically, we focused on smaller, innovative companies poised to grow via outsourcing contracts with large, efficiency-minded organizations (including government agencies as well as corporations).

   Other significant sector weightings included financial services, where we emphasized asset-management companies; energy, including oil-service companies; and health care, including pharmaceuticals.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1997 (CONT'D)
--------------------------------------------------------------------------------

   Our outlook on the prospects of global post-venture-capital companies remains positive.We believe these companies are particularly well-positioned to take advantage of the ongoing worldwide substitution of capital for labor, and we will continue to search for those with the best long-term prospects. Investors should be aware, however, that because we target companies that aggressively pursue breakthrough products and services, the Fund should only be considered for the aggressive portion of an investor's portfolio and is only appropriate for those willing to accept the risks of this aggressive strategy. Investors should carefully review the Fund's prospectus before purchase.

Elizabeth B. Dater
Portfolio Manager

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND SINCE INCEPTION AS OF SEPTEMBER 30, 1996

   The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Global Post-Venture Capital Fund (the 'Fund') from September 30, 1996 (inception) to October 31, 1996, compared to the Lipper Global Funds Index* ('Lipper') and the Russell 2000 Growth Index** ('Russell') for the same time period.


                   [PERFORMANCE GRAPH]

                                                  AVERAGE ANNUAL
                                                   TOTAL RETURNS
                                                 FOR PERIODS ENDED
                                                      10/31/97
Global Post Venture   Russell        Lipper        (COMMON SHARES)
10,000                10,000          10,000
 9,860                 9,568.7        10,003             1 year
10,020                 9,834.81       10,476.1
10,060                10,026.6        10,492.9            13.08%
10,340                10,277          10,726.9
 9,760                 9,656.52       10,792.3      Since Inception
 9,140                 8,975.16       10,662.8          (9/30/96)
 9,180                 8,871.4        10,798.2
10,120                10,204.9        11,458              10.53%
10,380                10,550.9        11,948.4
11,160                11,091.5        12,545.8
10,970                11,424.1        11,850.8
11,760                12,336.1        12,589.1
11,150                11,595.2        11,797.2


                                                                                 FUND
                                                                                ------

1 Year Total Return (9/30/96-9/30/97)........................................   17.60%
Average Annual Total Return Since Inception (9/30/96-9/30/97)................   17.55%

------------

 * The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

** The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 1997
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES             VALUE
                                                                ------------      --------------
COMMON STOCK (92.4%)
 Argentina (3.2%)
   Banco de Galicia & Buenos Aires SA                              1,425,695      $    8,844,616
   Banco Frances del Rio de la Plata SA                              607,107           5,011,640
   Banco Frances del Rio de la Plata SA ADR                          587,948          14,478,220
   Telefonica de Argentina SA ADR                                    514,100          14,459,063
   YPF SA Sponsored ADR                                            1,355,500          43,376,000
                                                                                  --------------
                                                                                      86,169,539
                                                                                  --------------
 Australia (5.2%)
   Boral, Ltd.                                                     4,476,905          11,775,791
   Burns Philp & Company, Ltd.                                    29,436,810          15,527,181
   Foodland Associated, Ltd.                                       3,309,867          24,674,992
   National Australia Bank, Ltd.                                   3,233,300          44,228,909
   Oil Search, Ltd.                                                4,329,955           7,856,764
   Pasminco, Ltd.                                                  9,288,386          11,497,238
   Qantas Airways, Ltd.                                            8,715,102          15,629,795
   Qantas Airways, Ltd. ADR                                          270,300           4,858,372
   Reinsurance Australia Corp., Ltd.                               2,209,801           5,719,283
                                                                                  --------------
                                                                                     141,768,325
                                                                                  --------------
 Austria (3.2%)
   Boehler-Uddeholm AG                                               157,040          11,253,639
   Maculan Holdings AG Vorzuege 'D'                                   12,343                   0
   Radex-Heraklith Industries                                        754,237          29,261,202
   V.A. Technologie AG                                               264,024          46,822,097
                                                                                  --------------
                                                                                      87,336,938
                                                                                  --------------
 Brazil (0.8%)
   CIA de Saneamento Basico do Estado de Sao Paulo                56,335,700          10,424,021
   Telecomunicacoes Brasileiras SA Sponsored ADR                     127,720          12,963,580
                                                                                  --------------
                                                                                      23,387,601
                                                                                  --------------
 China (0.7%)
   China Telecom, Ltd. 'D'                                         2,524,000           4,031,740
   Guangshen Railway Co., Ltd.                                    17,546,790           5,446,847
   Guangshen Railway Co., Ltd. ADR                                   767,017          11,217,624
                                                                                  --------------
                                                                                      20,696,211
                                                                                  --------------
 Denmark (1.8%)
   International Service System AS Class B 'D'                       949,910          28,798,746
   SAS Danmark AS                                                  1,122,169          19,318,560
                                                                                  --------------
                                                                                      48,117,306
                                                                                  --------------
 Finland (1.2%)
   Rauma OY                                                          722,773          13,540,826
   Upm-Kymmene Corp.                                                 833,150          18,521,239
                                                                                  --------------
                                                                                      32,062,065
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       16

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES             VALUE
                                                                ------------      --------------
COMMON STOCK (CONT'D)
 France (9.1)
   Axa-UAP SA 'D'                                                    488,080      $   33,422,603
   Banque Nationale de Paris                                         141,000           6,233,206
   Compagnie de Saint Gobain                                         113,380          16,274,923
   Compagnie Generale des Eaux                                        41,900           4,888,563
   France Telecom SA 'D'                                             350,000          13,245,670
   Lagardere Groupe SCA                                            1,389,687          39,968,288
   Rhone Poulenc Ltd., Class A                                       848,488          36,994,389
   Societe Generale Paris                                            200,600          27,473,259
   Societe Generale d'Entreprises SA                               1,287,100          32,979,106
   Total Cie Franc des Petroles Class B                              320,605          35,571,520
                                                                                  --------------
                                                                                     247,051,527
                                                                                  --------------
 Germany (3.8%)
   Bayerische Motoren Werke AG                                        28,021          20,306,250
   Deutsche Bank AG                                                  233,550          15,421,964
   Fresenius Medical Care AG 'D'                                     283,700          20,476,926
   Hoechst AG                                                        964,230          37,034,169
   Schmalbach Lubeca AG                                               57,200          10,628,210
                                                                                  --------------
                                                                                     103,867,519
                                                                                  --------------
 Hong Kong (2.0%)
   Cheung Kong Holdings, Ltd.                                      1,265,000           8,794,380
   First Pacific Co., Ltd.                                        10,452,383           6,590,619
   Hong Kong Land Holdings, Ltd.                                   1,801,690           4,107,853
   HSBC Holdings PLC (UK)                                              4,506             112,262
   Jardine Matheson Holdings, Ltd.                                 5,411,401          34,632,966
                                                                                  --------------
                                                                                      54,238,080
                                                                                  --------------
 India (2.6%)
   Bharat Petroleum Corp., Ltd.                                          200               2,398
   Hindalco Industries, Ltd.                                         438,925          11,452,998
   Reliance Industries, Ltd.                                       4,026,100          20,866,931
   Reliance Industries, Ltd. GDS                                     558,100          11,720,100
   State Bank of India, Ltd.                                       2,625,800          20,554,730
   State Bank of India, Ltd. GDR                                      52,100             958,640
   Tata Engineering & Locomotive Co., Ltd.                           720,200           6,307,035
   Tata Engineering & Locomotive Co., Ltd. GDR                        15,440             160,576
                                                                                  --------------
                                                                                      72,023,408
                                                                                  --------------
 Indonesia (1.2%)
   P.T. Bank International Indonesia                               7,908,480           1,700,159
   P.T. Hanjaya Mandal Sampoerna                                   7,961,000          13,857,219
   P.T. Indosat                                                    1,627,000           3,666,956
   P.T. Lippo Securities                                          99,484,400          10,348,585
   P.T. Semen Gresik                                               2,886,000           2,801,942
   P.T. Sinar Mas Multiartha                                         645,300             138,726
                                                                                  --------------
                                                                                      32,513,587
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       17

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES             VALUE
                                                                ------------      --------------
COMMON STOCK (CONT'D)
 Ireland (0.0%)
   Kerry Group PLC Class A                                           117,000      $    1,415,977
                                                                                  --------------
 Israel (1.7%)
   ECI Telecommunications Limited Designs                          1,462,100          40,390,513
   Orbotech, Ltd. 'D'                                                120,800           5,164,200
                                                                                  --------------
                                                                                      45,554,713
                                                                                  --------------
 Italy (3.3%)
   Assicurazioni Generali SPA                                        855,200          19,113,859
   Ente Nazionale Idrocarburi SPA                                  5,931,500          33,343,891
   Parmalat Finanziaria SPA                                       10,911,700          15,141,715
   Telecom Italia SPA                                              3,678,000          23,043,153
                                                                                  --------------
                                                                                      90,642,618
                                                                                  --------------
 Japan (17.4%)
   Canon, Inc. ADR                                                        40               4,905
   Daibiru Corp.                                                     263,000           2,818,559
   Daimaru, Inc.                                                     874,000           3,405,383
   DDI Corp.                                                           1,345           4,491,900
   Fuji Bank, Ltd.                                                 2,941,000          25,410,318
   Fujitsu, Ltd.                                                   2,741,000          30,058,320
   Hankyu Realty Co., Ltd.                                         1,449,000           9,401,587
   Isuzu Motors, Ltd.                                              3,960,000           9,277,395
   Jusco Co., Ltd.                                                   676,000          15,107,086
   KAO Corp.                                                       1,578,500          22,031,071
   Kawasaki Heavy Industries                                       2,587,400           6,018,709
   Matsushita Electric Works                                         495,000           4,482,429
   Murata Manufacturing Co., Ltd.                                        310              12,568
   Mycal Corp.                                                       688,500           6,577,843
   NEC Corp.                                                       3,335,000          36,572,236
   Nichiei Co., Ltd.                                                 116,500          12,775,609
   Nikko Securities Co., Ltd.                                            500               1,807
   Nippon Communication Systems Corp.                                    700               8,490
   Orix Corp.                                                        920,100          62,833,115
   Rohm Co., Ltd.                                                    423,000          41,818,559
   Sankyo Co., Ltd.                                                  508,000          16,754,673
   Shohkoh Fund & Co., Ltd.                                           60,000          19,440,060
   Sony Corp.                                                        475,100          39,430,498
   Sony Corp. ADR                                                    113,500           9,576,563
   Sumitomo Bank, Ltd.                                             2,047,000          21,767,550
   Toho Co., Ltd.                                                     38,824           5,096,114
   Toray Industries, Inc.                                          4,917,000          27,368,863
   Tsuchiya Home Co.                                                 246,382           1,330,467
   Uny Co., Ltd.                                                     753,500          12,206,738
   Yamanouchi Pharmaceutical Co., Ltd.                               650,000          15,984,049
   Yokogawa Electric                                               1,686,000          10,715,211
                                                                                  --------------
                                                                                     472,778,675
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       18

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES             VALUE
                                                                ------------      --------------
COMMON STOCK (CONT'D)
 Mexico (2.5%)
   Alfa SA Series A                                                3,325,976      $   24,423,585
   Gruma SA De CV Class B 'D'                                      2,955,246          11,573,978
   Panamerican Beverages, Inc. Class A                             1,067,946          33,106,326
                                                                                  --------------
                                                                                      69,103,889
                                                                                  --------------
 Netherlands (3.6%)
   ASM Lithography Holding NV ADR 'D'                                426,200          31,219,150
   Philips Electronics NV                                            864,400          67,559,029
                                                                                  --------------
                                                                                      98,778,179
                                                                                  --------------
 New Zealand (4.0%)
   Brierley Investments, Ltd.                                     42,847,604          33,084,692
   Fletcher Challenge Building                                     7,831,322          23,651,336
   Fletcher Challenge Forestry                                    23,395,269          22,580,763
   Fletcher Challenge Paper                                        6,205,544          10,201,468
   Sky City, Ltd.                                                  3,139,000          11,434,734
   Wrightson, Ltd.                                                14,548,459           7,791,020
                                                                                  --------------
                                                                                     108,744,013
                                                                                  --------------
 Norway (0.7%)
   SAS Norge ASA Series B                                          1,151,850          19,366,547
                                                                                  --------------
 Philippines (0.2%)
   Millicom International Cellular SA 'D'                            138,530           5,818,260
                                                                                  --------------
 Portugal (1.5%)
   Portugal Telecom SA                                               142,200           5,834,365
   Portugal Telecom SA ADR                                           860,900          35,512,125
                                                                                  --------------
                                                                                      41,346,490
                                                                                  --------------
 Singapore (2.4%)
   DBS Land, Ltd.                                                  8,799,600          14,973,288
   Development Bank of Singapore, Ltd.                             4,939,950          46,106,200
   Development Bank of Singapore, Ltd. ADR                            79,500           2,981,250
                                                                                  --------------
                                                                                      64,060,738
                                                                                  --------------
 South Africa (0.7%)
   De Beers Centenary AG                                             789,700          18,826,199
                                                                                  --------------
 South Korea (0.9%)
   Hana Bank                                                         198,565           1,214,024
   Korea Europe Fund, Ltd. 'D'                                         1,210           1,467,125
   Korea Long Term Credit Bank                                       852,429           6,854,766
   L.G. Construction Co., Ltd.                                       330,670           2,912,637
   Samsung Electronics Co., Ltd.                                     104,159           4,090,804
   Ssangyong Investment & Securities Co., Ltd. 'D'                   381,640           2,115,828
   Yukong Co., Ltd.                                                  422,750           5,695,078
                                                                                  --------------
                                                                                      24,350,262
                                                                                  --------------
 Spain (0.6%)
   Banco de Santander ADR                                            607,500          16,516,406
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       19

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES             VALUE
                                                                ------------      --------------
COMMON STOCK (CONT'D)
 Sweden (3.1%)
   ABB AB Series B                                                 2,665,000      $   30,731,416
   Electrolux AB Series B                                            640,900          52,972,591
                                                                                  --------------
                                                                                      83,704,007
                                                                                  --------------
 Switzerland (2.5%)
   Julius Baer Holding AG 'D'                                         14,500          21,623,261
   Oerlikon-Buehrle Holding AG 'D'                                   210,240          26,851,916
   Tag Heuer International SA 'D'                                    160,960          18,375,740
   Tag Heuer International SA ADR 'D'                                160,700           1,848,050
                                                                                  --------------
                                                                                      68,698,967
                                                                                  --------------
 Taiwan (0.5%)
   China Steel Corp.                                              17,846,050          13,665,634
                                                                                  --------------
 Thailand (0.6%)
   Bangkok Bank Public Co., Ltd.                                     299,600           1,039,504
   Industrial Finance Corp. of Thailand                            8,651,200           7,289,735
   Siam Cement Public Co., Ltd.                                      224,600           1,903,673
   Thai Military Bank Public Co., Ltd.                             1,900,600             765,421
   Thai Telephone & Communication Public Co., Ltd. 'D'            22,211,300           4,954,193
                                                                                  --------------
                                                                                      15,952,526
                                                                                  --------------
 United Kingdom (11.4%)
   Biocompatibles International PLC 'D'                              379,600           3,598,230
   British Airport Authority PLC                                   4,136,164          38,165,833
   Care First Group PLC                                            5,849,900          14,132,703
   Cookson Group PLC                                              10,803,635          43,319,368
   Hanson PLC                                                      4,885,262          25,120,752
   Imperial Chemical Industries PLC                                2,091,054          30,871,819
   London Pacific Group, Ltd.                                      3,005,000          10,511,504
   Medeva PLC                                                      4,823,100          16,628,474
   Orange PLC 'D'                                                  5,088,100          19,441,435
   Pilkington PLC                                                  8,006,000          20,281,816
   Rolls-Royce PLC                                                 8,116,000          29,138,696
   Singer & Friedlander Group PLC                                  7,274,400          16,475,752
   Thistle Hotels PLC                                              4,749,800          12,232,015
   Williams Holdings PLC                                           4,966,291          29,828,368
                                                                                  --------------
                                                                                     309,746,765
                                                                                  --------------
TOTAL COMMON STOCK (Cost $2,504,651,503)                                           2,518,302,971
                                                                                  --------------
PREFERRED STOCK (0.2%)
 South Korea (0.0%)
   Samsung Electronics Co., Ltd.                                      37,201             661,908
                                                                                  --------------
 United Kingdom (0.2%)
   Singer & Friedlander Group PLC 8.50% (Convertible)              1,435,737           3,733,541
                                                                                  --------------
TOTAL PREFERRED STOCK (Cost $4,285,040)                                                4,395,449
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       20

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES             VALUE
                                                                ------------      --------------
STOCK WARRANTS (0.1%)
 France (0.1%)
   Compagnie Generale des Eaux, 05/02/01 (Strike Price 900
     FRF) 'D'                                                        180,300      $       95,334
   Rhone-Poulenc Class A, 11/05/01 (Strike Price 303 FRF) 'D'        585,000           1,901,557
                                                                                  --------------
                                                                                       1,996,891
                                                                                  --------------
 Indonesia (0.0%)
   P.T. Bank International Indonesia, 01/17/00 (Strike Price
     1,000 IDR) 'D'                                                1,079,900              61,109
   P.T. Sinar Mas Multiartha, 11/28/01 (Strike Price 1,000
     IDR) 'D'                                                        106,665               2,663
                                                                                  --------------
                                                                                          63,772
                                                                                  --------------
 Israel (0.0%)
   Ampal-American Israel Corp. Class A, 01/31/99 (Strike Price
     $16) 'D'                                                        455,000              28,438
                                                                                  --------------
TOTAL STOCK WARRANTS (Cost $2,446,802)                                                 2,089,101
                                                                                  --------------
CALL OPTIONS (0.0%)
 New Zealand (0.0%)
   Air New Zealand, Ltd., 05/01/98 (Strike Price $2.4615) 'D'     21,250,000               3,613
   Air New Zealand, Ltd., 05/01/98 (Strike Price $2.5895) 'D'     21,250,000               1,275
                                                                                  --------------
                                                                                           4,888
                                                                                  --------------
 Singapore (0.0%)
   DBS 50 Index, 01/22/98 (Strike Price $402.7127) 'D'                40,089                   0
   DBS 50 Index, 01/23/98 (Strike Price $406.912) 'D'                 38,935                   0
   DBS 50 Index, 01/26/98 (Strike Price $407.3930652) 'D'             38,353                   0
   DBS 50 Index, 02/26/98 (Strike Price $404.0032) 'D'                 7,507                   2
                                                                                  --------------
                                                                                               2
                                                                                  --------------
TOTAL CALL OPTIONS (Cost $8,916,565)                                                       4,890
                                                                                  --------------
CONVERTIBLE BONDS/NOTES (1.3%)
                                                                    PAR
                                                                ------------
 Japan (0.9%)
   Matsushita Electric Works, Ltd. 2.70%, 05/31/02          (A)2,465,000,000          24,574,229
                                                                                  --------------
 New Zealand (0.0%)
   Brierley Investments, Ltd. 9.00%, 06/30/98                   (B)1,314,875           1,015,278
                                                                                  --------------
 Thailand (0.4%)
   Bangkok Bank Public Co., Ltd. 3.25%, 03/03/04                 $22,430,000          10,831,447
                                                                                  --------------
TOTAL CONVERTIBLE BONDS/NOTES (Cost $50,044,414)                                      36,420,954
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       21

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                    PAR               VALUE
                                                                ------------      --------------
REPURCHASE AGREEMENT (6.0%)
 Repurchase agreement with Goldman, Sachs & Co. dated 10/31/97 at 5.65% to be
 repurchased at $162,862,645 on 11/03/97. (Collateralized by a
 pro rata amount of U.S. Treasury Notes ranging in par values from $830,000-$50,000,000, 5.125%-8.50%, 01/15/98-11/15/04.
 Market value of collateral is $166,139,392.) (Cost
 $162,786,000)                                                  $162,786,000      $  162,786,000
                                                                                  --------------

TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $2,733,130,324*)                        $2,723,999,365
                                                                                  --------------
                                                                                  --------------

                            INVESTMENT ABBREVIATIONS

ADR =   American Depository Receipt
GDR =   Global Depository Receipt

--------------------------------------------------------------------------------
 'D' Non-income producing security.
 * Cost for federal income tax purposes is $2,735,275,774.
(A) Denominated in Japanese Yen.
(B) Denominated in New Zealand Dollars.

                See Accompanying Notes to Financial Statements.
                                       22

WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS
October 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES            VALUE
                                                                   -----------      -----------
COMMON STOCK (91.5%)
 Building Materials (0.3%)
   Emoto Industry Co.                                                   74,000      $   143,549
                                                                                    -----------
 Communications & Media (1.9%)
   Hikari Tsushin, Inc.                                                 16,050          746,698
                                                                                    -----------
 Computers (10.8%)
   ASCII Corp.                                                          70,000          843,233
   I.O. Data Device, Inc.                                               70,000        1,058,403
   Miroku Jyoho Service Co., Ltd.                                      100,000          880,618
   Nidec Corp.                                                          39,200        1,530,614
                                                                                    -----------
                                                                                      4,312,868
                                                                                    -----------
 Electrical Equipment (4.4%)
   Tokyo Electron, Ltd.                                                 35,000        1,744,621
                                                                                    -----------
 Electronics (22.8%)
   Advantest Corp.                                                      15,000        1,239,927
   Innotech Corp.                                                       70,000        1,186,342
   Mimasu Semiconductor Industry                                        60,000        1,121,542
   Nemic-Lambda K.K.                                                    47,500          793,179
   Nihon Electric Wire & Cable Co.                                     100,000          498,463
   Rohm Co., Ltd.                                                       30,000        2,965,855
   Yamaichi Electronics Co., Ltd.                                       64,000        1,249,481
                                                                                    -----------
                                                                                      9,054,789
                                                                                    -----------
 Engineering & Construction (0.8%)
   Masaru Corp.+                                                        98,000          325,663
                                                                                    -----------
 Financial Services (14.2%)
   Orix Corp.                                                           35,000        2,390,131
   Shohkoh Fund & Co., Ltd.                                             10,000        3,240,010
                                                                                    -----------
                                                                                      5,630,141
                                                                                    -----------
 Food Processing (4.7%)
   Ariake Japan Co., Ltd.                                               50,000        1,860,929
                                                                                    -----------
 Industrial Mfg. & Processing (2.1%)
   Arisawa Manufacturing Co., Ltd.                                      65,000          853,203
                                                                                    -----------
 Machinery (Electric) (5.6%)
   Misumi Corp.                                                         88,000        1,432,915
   Nissei ASB Machine Co.                                               80,000          797,541
                                                                                    -----------
                                                                                      2,230,456
                                                                                    -----------
 Machinery (Non-Electric) (4.0%)
   THK Co., Ltd.                                                       120,000        1,605,051
                                                                                    -----------
 Manufacturing (10.7%)
   Disco Corp.                                                          60,000        1,929,052
   Nitta Industrial Corp.                                               50,000          581,540
   Shinkawa, Ltd.                                                       63,700        1,111,323
   Ube-Nitto Kasei Co., Ltd.                                           123,000          620,263
                                                                                    -----------
                                                                                      4,242,178
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       23

WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES            VALUE
                                                                   -----------      -----------
COMMON STOCK (CONT'D)
 Scientific Instruments (2.7%)
   GL Sciences, Inc.                                                    60,000      $ 1,071,696
                                                                                    -----------
 Telecommunications (3.8%)
   Bellsystem 24, Inc.                                                  11,000        1,516,989
                                                                                    -----------
 Transportation (2.7%)
   Yusen Air & Sea Services Co., Ltd.                                   34,000        1,073,357
                                                                                    -----------
TOTAL COMMON STOCK (Cost $45,691,659)                                                36,412,188
                                                                                    -----------

                                                                       PAR
                                                                   -----------
CONVERTIBLE BONDS (5.4%)
   Credia Co., Ltd. 1.00%, 03/31/04+                             (A)25,000,000          179,654
   Credit Saison Co., Ltd. 0.50%, 03/31/03+                      (A)52,000,000          696,818
   Credit Saison Co., Ltd. 0.60%, 03/31/05                       (A)98,000,000        1,282,296
                                                                                    -----------
TOTAL CONVERTIBLE BONDS (Cost $1,566,007)                                             2,158,768
                                                                                    -----------
REPURCHASE AGREEMENT (3.1%)
   Repurchase agreement with Goldman, Sachs & Co. dated 10/31/97 at
   5.65% to be repurchased at $1,212,571 on 11/03/97.
   (Collateralized by a pro rata amount of U.S. Treasury Notes ranging in par values from $830,000-$50,000,000, 5.125%-8.50%,
   01/15/98-11/15/04. Market value of collateral is $1,236,967.)
   (Cost $1,212,000)                                                $1,212,000        1,212,000
                                                                                    -----------

TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $48,469,666*)                             $39,782,956
                                                                                    -----------
                                                                                    -----------

--------------------------------------------------------------------------------
 'D' Non-income producing security.
 + Not readily marketable security.
 * Also cost for federal income tax purposes.
(A) Denominated in Japanese Yen.

                See Accompanying Notes to Financial Statements.
                                       24

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCKS (96.5%)
 Argentina (4.7%)
   Banco de Galicia & Buenos Aires SA ADR                             70,100        $  1,698,830
   YPF SA Sponsored ADR                                              159,600           5,107,200
                                                                                    ------------
                                                                                       6,806,030
                                                                                    ------------
 Australia (4.8%)
   Accor Asia Pacific Co., Ltd.                                    5,279,512           1,856,540
   Cue Energy Resources NL 'D'                                    13,227,637           1,674,539
   Novus Petroleum, Ltd.                                           1,046,423           3,422,164
                                                                                    ------------
                                                                                       6,953,243
                                                                                    ------------
 Brazil (7.7%)
   CIA de Saneamento Basico do Estado de Sao Paulo                33,238,500           6,150,253
   Companhia de Eletricidade do Estado da Bahia 'D'               38,857,000           2,114,667
   Light Participacoes SA 'D'                                      4,967,000           1,270,471
   Telecomunicacoes Brasileiras SA Sponsored ADR                      16,800           1,705,200
                                                                                    ------------
                                                                                      11,240,591
                                                                                    ------------
 Chile (5.9%)
   Banco de A. Edwards ADR                                           204,550           3,554,056
   Santa Isabel SA ADR                                               113,700           2,103,450
   Supermercados Unimarc SA ADR 'D'                                  195,566           2,933,490
                                                                                    ------------
                                                                                       8,590,996
                                                                                    ------------
 China (8.3%)
   China Hong Kong Photo Products Holdings, Ltd.                   4,128,600           1,041,295
   China Southern Airlines Co., Ltd. Class H 'D'                   4,370,000           1,935,879
   China Telecom, Ltd. 'D'                                         2,820,000           4,504,559
   Guangshen Railway Co., Ltd.                                     1,298,921             403,209
   Guangshen Railway Co., Ltd. ADR                                   176,668           2,583,770
   Qingling Motors Co., Ltd. Series H                              2,437,500           1,592,107
                                                                                    ------------
                                                                                      12,060,819
                                                                                    ------------
 Egypt (1.3%)
   Commercial International Bank, Ltd.                                33,110             765,349
   Mibbank International                                               6,472           1,084,215
   Suez Cement Co., Ltd.                                               1,000              21,896
                                                                                    ------------
                                                                                       1,871,460
                                                                                    ------------
 Finland (3.3%)
   Hartwall OY AB                                                     59,480           4,882,378
                                                                                    ------------
 France (2.4%)
   Bouygues Offshore SA ADR                                          144,600           3,506,550
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       25

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCKS (CONT'D)
 Hong Kong (3.2%)
   First Pacific Co., Ltd.                                         3,131,275        $  1,974,386
   Jardine Matheson Holdings, Ltd.                                   129,617             829,549
   Wing Hang Bank, Ltd.                                              739,100           1,902,359
                                                                                    ------------
                                                                                       4,706,294
                                                                                    ------------
 India (9.7%)
   Aptech, Ltd. 'D'                                                   80,600           1,669,598
   Bombay Suburban Electric Supply Co., Ltd.                         313,750           1,570,066
   Grasim Industries, Ltd.                                             1,025               9,272
   Hindalco Industries, Ltd.                                          37,275             972,627
   Indo Rama Synthetics GDR 'D'                                      305,000           1,748,870
   Reliance Industries, Ltd.                                          78,000             404,267
   Reliance Industries, Ltd. GDS                                      55,300           1,161,300
   State Bank Of India, Ltd.                                         119,900             938,576
   State Bank Of India, Ltd. GDR                                      63,000           1,159,200
   Tata Engineering & Locomotive Co., Ltd.                           293,950           2,574,219
   Videsh Sanchar Nigam Co., Ltd.                                     82,800           1,935,138
                                                                                    ------------
                                                                                      14,143,133
                                                                                    ------------
 Indonesia (5.8%)
   P.T. Bank NISP                                                  3,199,000             798,641
   P.T. Dynaplast, Ltd.                                            7,608,630           1,741,226
   P.T. Hanjaya Mandala Sampoerna                                  1,496,000           2,603,994
   P.T. Semen Gresik                                               3,182,600           3,089,903
   P.T. Sinar Mas Multiartha                                         640,500             137,694
   P.T. Steady Safe Transportation Service                            71,907              19,448
                                                                                    ------------
                                                                                       8,390,906
                                                                                    ------------
 Israel (7.3%)
   Blue Square Israel Co., Ltd. ADR 'D'                              334,700           3,890,888
   ECI Telecommunications Limited Designs                            176,100           4,864,763
   Teva Pharmaceutical Industries, Ltd. ADR                           41,100           1,921,425
                                                                                    ------------
                                                                                      10,677,076
                                                                                    ------------
 Mexico (8.3%)
   Alfa SA de CV Series A                                            434,300           3,189,188
   Cintra SA 'D'                                                   2,072,600           1,959,999
   Consorcio Hogar SA de CV Series B 'D'                           1,236,000           2,287,522
   Gruma SA de CV Class B 'D'                                        474,234           1,857,299
   Panamerican Beverages, Inc. Class A                                91,800           2,845,800
                                                                                    ------------
                                                                                      12,139,808
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       26

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCKS (CONT'D)
 Philippines (1.5%)
   Millicom International Cellular SA ADR 'D'                         38,800        $  1,629,600
   Solid Group, Inc.                                               8,684,281             534,040
                                                                                    ------------
                                                                                       2,163,640
                                                                                    ------------
 Poland (2.0%)
   Bank Slaski SA                                                     49,000           2,854,232
                                                                                    ------------
 Portugal (5.5%)
   Mota e Companhia SA                                               213,500           3,581,604
   Portugal Telecom SA                                                11,100             455,425
   Portugal Telecom SA ADR                                            97,200           4,009,500
                                                                                    ------------
                                                                                       8,046,529
                                                                                    ------------
 Russia (2.2%)
   The Russian Prosperity Fund A 'D'                                 105,278           3,294,149
                                                                                    ------------
 Singapore (7.0%)
   DBS Land, Ltd.                                                  1,300,000           2,212,063
   Development Bank of Singapore, Ltd.                               464,000           4,330,667
   Keppel Bank                                                     2,278,000           3,717,117
                                                                                    ------------
                                                                                      10,259,847
                                                                                    ------------
 South Korea (2.4%)
   Hana Bank                                                          16,328              99,829
   Kookmin Bank                                                          625               5,052
   Korea Long Term Credit Bank                                        47,755             384,019
   L.G. Construction Co., Ltd.                                        66,080             582,052
   Samsung Electronics Co., Ltd.                                      17,517             687,973
   Samsung Electronics Co., Ltd. GDR                                   2,134              44,387
   Yukong Co., Ltd.                                                  125,500           1,690,674
                                                                                    ------------
                                                                                       3,493,986
                                                                                    ------------
 Taiwan (0.2%)
   Tatung Co., Ltd.                                                      480                 475
   Wan Hai Lines Co., Ltd.                                           195,510             287,422
                                                                                    ------------
                                                                                         287,897
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       27

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCKS (CONT'D)
 Thailand (3.0%)
   Hana Microelectronics Public Co., Ltd.                            350,300        $    633,752
   Industrial Finance Corp. of Thailand                            1,420,100           1,196,615
   Jasmine International Public Co., Ltd.                            248,100             138,346
   Land and House Public Co., Ltd.                                     8,888               7,710
   Precious Shipping Public Co., Ltd.                                539,968             424,882
   Ruam Pattana Fund II                                            3,614,000             689,660
   Siam Cement Co., Ltd.                                              97,900             829,784
   Thai Military Bank Public Co., Ltd.                               407,100             163,950
   Thai Telephone & Communication Public Co., Ltd. 'D'             1,260,600             281,175
                                                                                    ------------
                                                                                       4,365,874
                                                                                    ------------
TOTAL COMMON STOCK (Cost $168,101,801)                                               140,735,438
                                                                                    ------------
PREFERRED STOCK (1.1%)
 Brazil (1.0%)
   Petroleo Brasileiro SA                                          7,756,100           1,442,177
                                                                                    ------------
 South Korea (0.1%)
   Samsung Electronics Co., Ltd.                                       4,515              80,334
                                                                                    ------------
TOTAL PREFERRED STOCK (Cost $2,578,418)                                                1,522,511
                                                                                    ------------
RIGHTS & WARRANTS (0.4%)
 Hong Kong (0.0%)
   Jardine Strategic Holdings, Ltd. Wts., 05/02/98 (Strike
     Price $3.57) 'D'                                                 21,000               5,250
                                                                                    ------------
 Indonesia (0.0%)
   P.T. Sinar Mas Multiartha Wts., 11/28/01 (Strike Price
     1,000 IDR) 'D'                                                  340,425               8,499
                                                                                    ------------
 Thailand (0.4%)
   Hana Microelectronics Public Co., Ltd. Rts., 12/02/97
     (Exercise Price 10THB) 'D'                                      350,300             546,937
                                                                                    ------------
TOTAL RIGHTS & WARRANTS (Cost $905,511)                                                  560,686
                                                                                    ------------
CALL OPTIONS (0.0%)
 Singapore (0.0%)
   DBS 50 Index, 01/22/98 (Strike Price $402.7127) 'D'                 2,712                   0
   DBS 50 Index, 01/23/98 (Strike Price $406.912) 'D'                  2,633                   0
   DBS 50 Index, 01/26/98 (Strike Price $407.3930652) 'D'              2,594                   0
   DBS 50 Index, 02/26/98 (Strike Price $404.0032) 'D'                   568                   0
                                                                                    ------------
                                                                                               0
                                                                                    ------------
TOTAL CALL OPTIONS (Cost $370,000)                                                             0
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       28

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                     PAR               VALUE
                                                                 -----------        ------------
CONVERTIBLE BONDS/NOTES (2.0%)
 China (1.1%)
   Qingling Motors Co., Ltd. 3.50%, 01/22/02                      $1,454,000        $  1,635,168
                                                                                    ------------
 Thailand (0.9%)
   Bangkok Bank Public Co., Ltd. 3.25%, 03/03/04                   2,736,000           1,321,214
                                                                                    ------------
TOTAL CONVERTIBLE BONDS/NOTES (Cost $4,071,702)                                        2,956,382
                                                                                    ------------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $176,027,432*)                            $145,775,017
                                                                                    ------------
                                                                                    ------------

                            INVESTMENT ABBREVIATIONS

      ADR = American Depository Receipt
      GDR = Global Depository Receipt
      GDS = Global Depository Share

--------------------------------------------------------------------------------
'D' Non-income producing security.
* Cost for federal income tax purposes is $176,341,442.

                See Accompanying Notes to Financial Statements.
                                       29

WARBURG PINCUS JAPAN GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCK (95.4%)
 Banks & Savings & Loans (13.4%)
   Fuji Bank, Ltd.                                                   72,000         $   622,082
   Sakura Bank, Ltd.                                                 90,000             367,118
   Sanwa Bank                                                        50,000             502,617
   Sumitomo Bank, Ltd.                                               65,000             691,202
   Toyo Trust & Banking                                              80,000             597,491
                                                                                    -----------
                                                                                      2,780,510
                                                                                    -----------
 Broadcasting (3.1%)
   Nippon Television Network                                          1,800             640,027
                                                                                    -----------
 Computers (7.6%)
   Net One System Co., Ltd.'D'                                           33             179,023
   Nidec Corp.                                                       14,000             546,648
   Tokyo Electronics, Ltd.                                           17,300             862,341
                                                                                    -----------
                                                                                      1,588,012
                                                                                    -----------
 Electrical Equipment (5.4%)
   Fujitsu, Ltd.                                                     70,000             767,633
   Shinmei Electric Co.                                              18,000             343,940
                                                                                    -----------
                                                                                      1,111,573
                                                                                    -----------
 Electronics (25.4%)
   Advantest Corp.                                                   10,700             884,481
   Nippon Electric Corp.                                             80,000             877,295
   Rohm Co., Ltd.                                                    11,000           1,087,480
   Sony Corp.                                                        11,800             979,330
   Tokyo Seimitsu Co., Ltd.                                          39,000           1,053,003
   Toshiba Ceramics Co.                                              60,000             385,312
                                                                                    -----------
                                                                                      5,266,901
                                                                                    -----------
 Financial Services (12.8%)
   Japan Asia Investment Co., Ltd.'D'                                50,000             153,693
   Nomura Securities Co., Ltd.                                       50,000             581,540
   Orix Corp.                                                        14,000             956,052
   Shohkoh Fund & Co., Ltd.                                           3,000             972,003
                                                                                    -----------
                                                                                      2,663,288
                                                                                    -----------
 Industrial Mfg. & Processing (4.6%)
   Fujikura, Ltd.                                                    95,000             651,117
   Nitta Industrial Corp.                                            26,000             302,401
                                                                                    -----------
                                                                                        953,518
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       30

WARBURG PINCUS JAPAN GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCK (CONT'D)
 Pharmaceuticals (8.9%)
   Sankyo Co., Ltd.                                                  30,000         $   989,449
   Yamanouchi Pharmaceutical Co., Ltd.                               35,000             860,680
                                                                                    -----------
                                                                                      1,850,129
                                                                                    -----------
 Real Estate (10.5%)
   Daibiru Corp.                                                     26,000             278,641
   Hankyu Realty Co., Ltd.                                           62,000             402,276
   Meiwa Estate Co., Ltd.                                            23,400             276,049
   Mitsubishi Estate Co., Ltd.                                       24,000             303,066
   Mitsui Fudosan Co., Ltd.                                          60,000             677,910
   Tachihi Enterprise Co., Ltd.                                      10,000             236,770
                                                                                    -----------
                                                                                      2,174,712
                                                                                    -----------
 Retail (3.7%)
   Credit Saison Co.                                                 29,000             778,184
                                                                                    -----------

TOTAL COMMON STOCK (Cost $21,170,381)                                                19,806,854
                                                                                    -----------

REPURCHASE AGREEMENT (4.6%)                                           PAR
                                                                   ---------
 Repurchase agreement with Goldman, Sachs & Co. dated
 10/31/97 at 5.65% to be repurchased at $953,449 on
 11/03/97. (Collateralized by a pro rata amount of U.S.
 Treasury Notes ranging in par values from
 $830,000-$50,000,000, 5.125%-8.50%, 01/15/98-11/15/04.
 Market value of collateral is $972,632.) (Cost $953,000)          $953,000             953,000
                                                                                    -----------

TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $22,123,381*)                             $20,759,854
                                                                                    -----------
                                                                                    -----------

--------------------------------------------------------------------------------
'D' Non-income producing security.
 * Cost for federal income tax purposes is $22,134,533.

                See Accompanying Notes to Financial Statements.
                                       31

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS
October 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                      SHARES            VALUE
                                                                    ----------        ----------
COMMON STOCK (67.9%)
 Business Services (4.9%)
   Boron, LePore & Associates, Inc.'D'                                     800        $   19,500
   Outdoor Systems, Inc.'D'                                              1,850            56,887
   Parexel International Corp.'D'                                          600            21,675
   QuickResponse Services, Inc.'D'                                         900            29,250
   Wilmar Industries, Inc.'D'                                            1,100            28,875
                                                                                      ----------
                                                                                         156,187
                                                                                      ----------
 Communications & Media (1.8%)
   Central European Media Enterprises, Ltd. Class A'D'                   2,000            58,500
                                                                                      ----------
 Computers (9.7%)
   Adobe Systems, Inc.                                                     500            23,875
   BMC Software, Inc.'D'                                                 1,000            60,375
   Hyperion Software Corp.'D'                                            1,200            45,750
   PeopleSoft , Inc.'D'                                                  1,100            69,162
   PLATINUM Technology, Inc.'D'                                          2,000            48,500
   QuadraMed Corp.'D'                                                      700            16,450
   Siebel Systems, Inc.'D'                                                   2                67
   Tecnomatix Technologies, Ltd.'D'                                      1,500            46,312
                                                                                      ----------
                                                                                         310,491
                                                                                      ----------
 Consumer Non-Durables (1.2%)
   Central Garden & Pet Co.'D'                                           1,400            36,750
                                                                                      ----------
 Electronics (12.6%)
   Altera Corp.'D'                                                         800            35,500
   ASM Lithography Holding NV'D'                                           500            36,625
   Etec Systems, Inc.'D'                                                   200             8,925
   Galileo Technology Corp.'D'                                             600            20,625
   KLA-Tencor Corp.'D'                                                     700            30,756
   Linear Technology Corp.                                                 800            50,300
   Maxim Integrated Products, Inc.'D'                                    1,000            66,250
   Microchip Technology, Inc.'D'                                           800            31,900
   Solectron Corp.'D'                                                      400            15,700
   Texas Instruments, Inc.                                                 500            53,344
   Vitesse Semiconductor Corp.'D'                                          600            26,025
   Xilinx, Inc.'D'                                                         800            27,300
                                                                                      ----------
                                                                                         403,250
                                                                                      ----------
 Energy (3.4%)
   Coho Energy, Inc.'D'                                                  2,600            30,550
   Forcenergy, Inc.'D'                                                   1,500            48,937
   Stone Energy Corp.'D'                                                   900            30,037
                                                                                      ----------
                                                                                         109,524
                                                                                      ----------

                See Accompanying Notes to Financial Statements.
                                       32

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                      SHARES            VALUE
                                                                    ----------        ----------
COMMON STOCK (CONT'D)
 Environmental Services (2.1%)
   American Disposal Services, Inc.'D'                                     900        $   31,725
   USA Waste Services, Inc.'D'                                           1,000            37,000
                                                                                      ----------
                                                                                          68,725
                                                                                      ----------
 Financial Services (4.5%)
   ARM Financial Group, Inc. Class A                                     1,700            36,763
   Franklin Resources, Inc.                                                300            26,963
   Price (T. Rowe) Associates, Inc.                                        600            39,750
   Transaction Systems Architects, Inc. Class A'D'                       1,000            39,125
                                                                                      ----------
                                                                                         142,601
                                                                                      ----------
 Healthcare (2.0%)
   American Oncology Resources, Inc.'D'                                  1,800            26,325
   NovaCare, Inc.'D'                                                     2,200            28,738
   Oxford Health Plans, Inc.'D'                                            400            10,325
                                                                                      ----------
                                                                                          65,388
                                                                                      ----------
 Industrial Mfg. & Processing (1.7%)
   Elbit Vision Systems, Inc.'D'                                         4,300            53,213
                                                                                      ----------
 Leisure & Entertainment (2.0%)
   N2K, Inc.'D'                                                            800            21,050
   Premier Parks, Inc.'D'                                                1,100            44,000
                                                                                      ----------
                                                                                          65,050
                                                                                      ----------
 Metals & Mining (1.1%)
   Metals USA, Inc.'D'                                                   2,300            33,925
                                                                                      ----------
 Oil Services (1.8%)
   Pride International, Inc.'D'                                          1,700            56,100
                                                                                      ----------
 Pharmaceuticals (3.5%)
   ChiRex, Inc.'D'                                                       2,000            40,750
   SangStat Medical Corp.'D'                                             1,500            46,688
   Watson Pharmaceuticals, Inc.'D'                                         800            25,400
                                                                                      ----------
                                                                                         112,838
                                                                                      ----------
 Retail (2.5%)
   Family Dollar Stores, Inc.                                            1,500            35,250
   Rite Aid Corp.                                                          770            45,719
                                                                                      ----------
                                                                                          80,969
                                                                                      ----------

                See Accompanying Notes to Financial Statements.
                                       33

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                      SHARES            VALUE
                                                                    ----------        ----------
COMMON STOCK (CONT'D)
 Telecommunications & Equipment (11.3%)
   Cisco Systems, Inc.'D'                                                  900        $   73,828
   Intermedia Communications, Inc.'D'                                      700            31,763
   McLeodUSA, Inc. Class A'D'                                            1,900            70,538
   Paging Network, Inc.'D'                                               3,700            45,788
   Teledata Communications, Ltd.'D'                                      1,000            31,000
   Tellabs, Inc.'D'                                                        600            32,400
   TTI Team Telecom International, Ltd.'D'                               6,900            39,675
   WorldCom, Inc.'D'                                                     1,080            36,315
                                                                                      ----------
                                                                                         361,307
                                                                                      ----------
 Transportation (1.8%)
   Coach USA, Inc.'D'                                                    1,900            56,525
                                                                                      ----------
TOTAL COMMON STOCK (Cost $1,779,448)                                                   2,171,343
                                                                                      ----------
FOREIGN COMMON STOCKS (24.1%)
 Chile (0.9%)
   Santa Isabel SA ADR                                                   1,600            29,600
                                                                                      ----------
 Germany (1.2%)
   SAP AG ADR                                                              400            39,740
                                                                                      ----------
 Japan (2.4%)
   Orix Corp.                                                            1,100            75,118
                                                                                      ----------
 Netherlands (1.1%)
   Security Capital U.S. Realty Class A REIT 'D'                         2,500            35,250
                                                                                      ----------
 Norway (1.3%)
   Petroleum Geo Services ADR'D'                                           600            41,550
                                                                                      ----------
 Sweden (3.1%)
   Electrolux AB Series B                                                1,191            98,440
                                                                                      ----------
 United Kingdom (14.1%)
   3i Group PLC                                                          5,583            44,351
   AMVESCAP PLC ADR                                                      1,320            86,790
   British-Borneo Petroleum Syndicate PLC                                5,050            40,329
   Cookson Group PLC                                                     8,970            35,967
   EMAP PLC                                                              3,100            44,493
   Expro International Group PLC                                         4,700            47,311
   Hays PLC                                                              5,836            68,537
   Sema Group PLC                                                        1,900            42,714
   Thistle Hotels PLC                                                    6,900            17,769
   Williams Holdings PLC                                                 3,600            21,622
                                                                                      ----------
                                                                                         449,883
                                                                                      ----------
TOTAL FOREIGN COMMON STOCKS (Cost $682,276)                                              769,581
                                                                                      ----------

                See Accompanying Notes to Financial Statements.
                                       34

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                       PAR              VALUE
                                                                    ----------        ----------
REPURCHASE AGREEMENT (7.6%)
   Repurchase agreement with Goldman, Sachs & Co. dated 10/31/97 at 5.65% to be
   repurchased at $244,115 on 11/03/97. (Collateralized by a pro
   rata amount of U.S.
   Treasury Notes ranging in par values from
   $830,000-$50,000,000, 5.125%-8.50%,
   01/15/98-11/15/04. Market value of collateral is $249,602.)
   (Cost $244,000)                                                  $  244,000        $  244,000
                                                                                      ----------
TOTAL INVESTMENTS AT VALUE (99.6%) (Cost $2,705,724*)                                  3,184,924
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)                                              13,593
                                                                                      ----------
NET ASSETS (100.0%) (applicable to 286,826 Common Shares and 108 Advisor
 Shares)                                                                              $3,198,517
                                                                                      ----------
                                                                                      ----------
NET ASSETS VALUE offering and redemption price per Common Share
 ($3,197,317[div]286,826)                                                                 $11.15
                                                                                      ----------
                                                                                      ----------
NET ASSETS VALUE offering and redemption price per Advisor Share
 ($1,200[div]108)                                                                         $11.11
                                                                                      ----------
                                                                                      ----------

                            INVESTMENT ABBREVIATIONS

                       ADR = American Depository Receipt
                      REIT = Real Estate Investment Trust

--------------------------------------------------------------------------------
'D' Non-income producing security.
 * Cost for federal income tax purposes is $2,710,669.

                See Accompanying Notes to Financial Statements.
                                       35

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $2,733,130,324)                                 $2,723,999,365
   Receivable for investments sold (Cost $144,926,248)                           144,997,893
   Receivable for unrealized gains on forward contracts                           15,418,292
   Dividends, interest, and reclaims receivable (Cost $11,660,074)                11,588,388
   Receivable for fund shares sold                                                 8,055,013
   Foreign currency (Cost $2,199,284)                                              2,197,002
   Other assets                                                                      194,876
                                                                              --------------
       TOTAL ASSETS                                                            2,906,450,829
                                                                              --------------

LIABILITIES

   Payable for investments purchased (Cost $59,892,885)                           60,222,772
   Payable for fund shares redeemed                                               13,928,391
   Payable for realized losses on Korean Swap                                     10,168,960
   Accrued expenses payable                                                        5,258,558
   Unrealized depreciation from Korean Swap                                        2,175,063
   Payable for realized losses on forward currency contracts                       2,130,431
   Other liabilities                                                                  51,426
                                                                              --------------
       TOTAL LIABILITIES                                                          93,935,601
                                                                              --------------

NET ASSETS, applicable to 111,396,312 Common Shares and 24,367,400 Advisor
 Shares                                                                       $2,812,515,228
                                                                              --------------
                                                                              --------------

NET ASSET VALUE, offering and redemption price per Common Share
 ($2,312,042,130[div]111,396,312)                                                     $20.76
                                                                              --------------
                                                                              --------------

NET ASSET VALUE, offering and redemption price per Advisor Share
 ($500,473,098[div]24,367,400)                                                        $20.54
                                                                              --------------
                                                                              --------------

                See Accompanying Notes to Financial Statements.
                                       36

WARBURG PINCUS JAPAN OTC FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $48,469,666)                                      $39,782,956
   Receivable for investments sold (Cost $1,480,303)                              1,481,795
   Receivable for fund shares sold                                                  562,712
   Prepaid organizational cost                                                       82,002
   Dividends, interest, and reclaims receivable (Cost $75,410)                       75,633
   Foreign currency (Cost $11,976)                                                   11,901
   Other assets                                                                         610
                                                                                -----------
       TOTAL ASSETS                                                              41,997,609
                                                                                -----------

LIABILITIES

   Payable for fund shares redeemed                                                  73,926
   Payable for unrealized losses on forward contracts                                60,691
   Payable for realized losses on forward contracts                                  56,965
   Accrued expenses payable                                                         175,387
                                                                                -----------
       TOTAL LIABILITIES                                                            366,969
                                                                                -----------

NET ASSETS, applicable to 6,539,099 Common Shares and 497 Advisor Shares        $41,630,640
                                                                                -----------
                                                                                -----------

NET ASSET VALUE, offering and redemption price per Common Share
 ($41,627,474[div]6,539,099)                                                          $6.37
                                                                                -----------
                                                                                -----------

NET ASSET VALUE, offering and redemption price per Advisor Share
 ($3,166[div]497)                                                                     $6.37
                                                                                -----------
                                                                                -----------

                See Accompanying Notes to Financial Statements.
                                       37

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $176,027,432)                                    $145,775,017
   Receivable for investments sold (Cost $11,459,892)                            11,472,724
   Foreign currency (Cost $1,828,683)                                             1,822,719
   Receivable for fund shares sold                                                1,458,186
   Dividends, interest, and reclaims receivable (Cost $262,496)                     261,521
   Prepaid organizational cost                                                       97,427
   Other assets                                                                      15,115
                                                                               ------------
       TOTAL ASSETS                                                             160,902,709
                                                                               ------------

LIABILITIES

   Payable for fund shares redeemed                                               1,847,806
   Payable for realized losses on Korean Swap                                     1,243,871
   Unrealized depreciation from Korean Swap                                         266,452
   Accrued expenses payable                                                         664,213
   Other liabilities                                                                807,989
                                                                               ------------
       TOTAL LIABILITIES                                                          4,830,331
                                                                               ------------

NET ASSETS, applicable to 14,393,663 Common Shares and 24,482 Advisor
 Shares                                                                        $156,072,378
                                                                               ------------
                                                                               ------------

NET ASSET VALUE, offering and redemption price per Common Share
 ($155,806,140[div]14,393,663)                                                       $10.82
                                                                               ------------
                                                                               ------------

NET ASSET VALUE, offering and redemption price per Advisor Share
 ($266,238[div]24,482)                                                               $10.87
                                                                               ------------
                                                                               ------------

                See Accompanying Notes to Financial Statements.
                                       38

WARBURG PINCUS JAPAN GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $22,123,381)                                      $20,759,854
   Receivable for investments sold (Cost $2,272,598)                              2,273,976
   Receivable for fund shares sold                                                1,026,001
   Receivable for unrealized gains on forward contracts                             842,976
   Receivable for realized gains on forward contracts                               132,282
   Dividends, interest, and reclaims receivable (Cost $46,196)                       46,406
   Prepaid organizational cost                                                       13,687
   Other assets                                                                         233
                                                                                -----------
       TOTAL ASSETS                                                              25,095,415
                                                                                -----------

LIABILITIES

   Accrued expenses payable                                                          69,022
   Payable for fund shares redeemed                                                  54,336
   Other liabilities                                                                    414
                                                                                -----------
       TOTAL LIABILITIES                                                            123,772
                                                                                -----------

NET ASSETS, applicable to 2,563,208 Common Shares and 1,735 Advisor Shares      $24,971,643
                                                                                -----------
                                                                                -----------

NET ASSET VALUE, offering and redemption price per Common Share
 ($24,954,476[div]2,563,208)                                                          $9.74
                                                                                -----------
                                                                                -----------

NET ASSET VALUE, offering and redemption price per Advisor Share
 ($17,167[div]1,735)                                                                  $9.89
                                                                                -----------
                                                                                -----------

                See Accompanying Notes to Financial Statements.
                                       39

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

                          INTERNATIONAL EQUITY    JAPAN OTC     EMERGING MARKETS   JAPAN GROWTH   GLOBAL POST-VENTURE
                                  FUND               FUND             FUND             FUND          CAPITAL FUND
                          --------------------   ------------   ----------------   ------------   -------------------
INVESTMENT INCOME:
   Dividends                  $ 63,782,838       $    393,592     $  4,391,995     $   119,853         $  16,747
   Interest                      6,355,244            148,089          788,250          49,075            12,062
   Foreign taxes
     withheld                   (6,762,923)           (59,336)        (464,223)        (17,978)           (1,411)
                               -----------       ------------   ----------------   ------------          -------
       Total investment
         income                 63,375,159            482,345        4,716,022         150,950            27,398
                               -----------       ------------   ----------------   ------------          -------
EXPENSES:
   Investment advisory          33,440,864            927,417        3,124,684         260,741            49,452
   Administrative
     services                    5,391,129            163,225          547,599          45,890             8.703
   Audit                            83,534             20,918           13,468          12,008            12,012
 Custodian/Sub-custodian         2,271,663             60,331          320,394          10,483            28,227
   Directors                        10,000              7,500            7,500           7,500             7,500
   Insurance                        62,112              2,917            4,285             367                43
   Interest                         36,312             26,430           70,834           9,275               386
   Legal                           298,506             29,843           40,000          20,595            35,808
 Offering/Organizational
     costs                               0             42,333           45,001          19,013           118,266
   Printing                        235,854              9,370           28,848          10,568            11,188
   Registration                     80,100             60,124           67,009          45,911            23,809
   Shareholder
  servicing/distribution         2,710,056            185,486          625,520          52,159             9,895
   Transfer agent                1,969,862            103,485          247,734          23,396             5,558
   Miscellaneous                   346,120             40,928          142,102          16,938            11,104
                               -----------       ------------   ----------------   ------------          -------
                                46,936,112          1,680,307        5,284,978         534,844           321,951
   Less: fees waived,
     expenses reimbursed
     and transfer agent
     offsets                      (156,179)          (381,919)      (1,159,812)       (169,796)         (256,671)
                               -----------       ------------   ----------------   ------------          -------
       Total expenses           46,779,933          1,298,388        4,125,166         365,048            65,280
                               -----------       ------------   ----------------   ------------          -------
         Net investment
           income (loss)        16,595,226           (816,043)         590,856        (214,098)          (37,882)
                               -----------       ------------   ----------------   ------------          -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 FROM INVESTMENTS AND
 FOREIGN CURRENCY
 RELATED ITEMS:
   Net realized gain
     (loss) from
     security and other
     related
     transactions              242,233,285        (29,824,743)       3,573,949      (3,584,648)          40,384
   Net realized gain
     (loss) from foreign
     currency related
     items                      81,782,235          6,929,625         (692,650)      2,225,388               736
   Net change in
     unrealized
     appreciation
     (depreciation) from
     investments and
     foreign currency
     related items            (164,531,003)         4,776,152      (19,880,535)        643,764           514,579
                               -----------       ------------   ----------------   ------------          -------
   Net realized and
     unrealized gain
     (loss) from
     investments and
     foreign currency
     related items             159,484,517        (18,118,966)     (16,999,236)       (715,496)          555,699
                               -----------       ------------   ----------------   ------------          -------
   Net increase
     (decrease) in net
     assets resulting
     from operations          $176,079,743       $(18,935,009)    $(16,408,380)    $  (929,594)         $517,817
                               -----------       ------------   ----------------   ------------          -------
                               -----------       ------------   ----------------   ------------          -------

                See Accompanying Notes to Financial Statements.
                                       40

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              INTERNATIONAL EQUITY FUND             JAPAN OTC FUND
                                           -------------------------------   -----------------------------
                                                       FOR THE                          FOR THE
                                                     YEAR ENDED                       YEAR ENDED
                                                     OCTOBER 31,                      OCTOBER 31,
                                           -------------------------------   -----------------------------
                                                1997             1996            1997            1996
                                           --------------   --------------   -------------   -------------

FROM OPERATIONS:
   Net investment income (loss)            $   16,595,226   $   16,989,294   $    (816,043)  $  (2,657,124)
   Net realized gain (loss) from security
     and other related transactions           242,233,285      101,648,594     (29,824,743)    (19,857,477)
   Net realized gain (loss) from foreign
     currency related items                    81,782,235      101,555,138       6,929,625      28,749,231
   Net change in unrealized appreciation
     (depreciation) from investments and
     foreign currency related items          (164,531,003)      31,834,726       4,776,152     (13,291,445)
                                           --------------   --------------   -------------   -------------
     Net increase (decrease) in net
       assets resulting from operations       176,079,743      252,027,752     (18,935,009)     (7,056,815)
                                           --------------   --------------   -------------   -------------

FROM DISTRIBUTIONS:
   Dividends from net investment income:
       Common Shares                          (15,677,127)     (61,542,500)              0      (8,403,581)
       Advisor Shares                            (959,277)      (8,824,069)              0             (42)
   Distributions in excess of net
     investment income:
       Common Shares                                    0                0               0               0
       Advisor Shares                                   0                0               0               0
   Distributions from realized gains:
       Common Shares                         (101,110,864)               0      (1,134,461)              0
       Advisor Shares                         (17,984,137)               0               0               0
   Distributions in excess of realized
     gains:
       Common Shares                                    0                0               0               0
       Advisor Shares                                   0                0               0               0
                                           --------------   --------------   -------------   -------------
     Net decrease in net assets from
       distributions                         (135,731,405)     (70,366,569)     (1,134,461)     (8,403,623)
                                           --------------   --------------   -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares               910,099,943    1,465,419,751      83,695,394     252,768,825
   Reinvested dividends                       122,187,954       62,026,272       1,057,739       7,560,373
   Net asset value of shares redeemed      (1,646,039,200)    (709,132,860)   (177,514,277)   (268,976,988)
                                           --------------   --------------   -------------   -------------
     Net increase (decrease) in net
       assets from capital share
       transactions                          (613,751,303)     818,313,163     (92,761,144)     (8,647,790)
                                           --------------   --------------   -------------   -------------
     Net increase (decrease) in net
       assets                                (573,402,965)     999,974,346    (112,830,614)    (24,108,228)

NET ASSETS:
   Beginning of period                      3,385,918,193    2,385,943,847     154,461,254     178,569,482
                                           --------------   --------------   -------------   -------------
   End of period                           $2,812,515,228   $3,385,918,193   $  41,630,640   $ 154,461,254
                                           --------------   --------------   -------------   -------------
                                           --------------   --------------   -------------   -------------
Undistributed net investment income        $   31,630,382   $   67,301,533   $     510,516   $           0
                                           --------------   --------------   -------------   -------------
                                           --------------   --------------   -------------   -------------

                See Accompanying Notes to Financial Statements.
                                       42

--------------------------------------------------------------------------------

                                                                                        GLOBAL POST-VENTURE
              EMERGING MARKETS FUND                JAPAN GROWTH FUND                       CAPITAL FUND
           ----------------------------   ------------------------------------   ---------------------------------
                                                             FOR THE PERIOD                      FOR THE PERIOD
                FOR THE YEAR ENDED           FOR THE        DECEMBER 29, 1995      FOR THE     SEPTEMBER 30, 1996
                   OCTOBER 31,              YEAR ENDED      (COMMENCEMENT OF     YEAR ENDED     (COMMENCEMENT OF
           ----------------------------    OCTOBER 31,     OPERATIONS) THROUGH   OCTOBER 31,   OPERATIONS) THROUGH
               1997            1996            1997          OCTOBER 31,1996        1997        OCTOBER 31, 1996
           -------------   ------------   --------------   -------------------   -----------   -------------------

           $     590,856   $    442,913    $   (214,098)      $    (123,689)     $   (37,882)      $      (401)
               3,573,949        798,938      (3,584,648)           (105,167)          40,384           (15,394)
                (692,650)      (155,026)      2,225,388             382,638              736              (421)
             (19,880,535)   (10,622,287)        643,764          (1,162,727)         514,579           (35,333)
           -------------   ------------   --------------         ----------      -----------          --------
             (16,408,380)    (9,535,462)       (929,594)         (1,008,945)         517,817           (51,549)
           -------------   ------------   --------------         ----------      -----------          --------

                (559,579)      (114,242)              0                   0                0                 0
                       0             (6)              0                   0                0                 0
                       0              0        (394,010)                  0                0                 0
                       0              0               0                   0                0                 0
                (717,029)      (103,802)              0                   0                0                 0
                     (55)            (8)              0                   0                0                 0
                       0              0         (91,320)                  0                0                 0
                       0              0               0                   0                0                 0
           -------------   ------------   --------------         ----------      -----------          --------
              (1,276,663)      (218,058)       (485,330)                  0                0                 0
           -------------   ------------   --------------         ----------      -----------          --------

             209,438,660    309,206,911      43,567,995          33,728,391        2,110,772         2,972,288
               1,143,771        191,486         436,422                   0                0                 0
            (255,395,357)   (87,855,459)    (37,776,299)        (12,660,997)      (2,443,987)           (6,824)
           -------------   ------------   --------------         ----------      -----------          --------
             (44,812,926)   221,542,938       6,228,118          21,067,394         (333,215)        2,965,464
           -------------   ------------   --------------         ----------      -----------          --------
             (62,497,969)   211,789,418       4,813,194          20,058,449          184,602         2,913,915

             218,570,347      6,780,929      20,158,449             100,000        3,013,915           100,000
           -------------   ------------   --------------         ----------      -----------          --------
           $ 156,072,378   $218,570,347    $ 24,971,643       $  20,158,449      $ 3,198,517       $ 3,013,915
           -------------   ------------   --------------         ----------      -----------          --------
           -------------   ------------   --------------         ----------      -----------          --------
           $  (2,119,820)  $    183,857    $          0       $     258,949      $         0       $         0
           -------------   ------------   --------------         ----------      -----------          --------
           -------------   ------------   --------------         ----------      -----------          --------

WARBURG PINCUS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                           FOR THE YEAR ENDED OCTOBER 31,
                                        --------------------------------------------------------------------
                                           1997           1996           1995           1994          1993
                                        ----------     ----------     ----------     ----------     --------
NET ASSET VALUE, BEGINNING OF PERIOD        $20.69         $19.30         $20.51         $17.00       $12.22
                                        ----------     ----------     ----------     ----------     --------
   Income from Investment
     Operations:
   Net Investment Income (Loss)               0.04           0.22           0.12           0.09         0.09
   Net Gain (Loss) from Securities
     and Foreign Currency Related
     Items (both realized and
     unrealized)                              0.88           1.73          (0.67)          3.51         4.84
                                        ----------     ----------     ----------     ----------     --------
       Total from Investment
         Operations                           0.92           1.95          (0.55)          3.60         4.93
                                        ----------     ----------     ----------     ----------     --------
   Less Distributions:
   Dividends from Net Investment
     Income                                  (0.11)         (0.56)         (0.13)         (0.04)       (0.02)
   Distributions in Excess of Net
     Investment Income                        0.00           0.00           0.00          (0.01)        0.00
   Distributions from Realized Gains         (0.74)          0.00          (0.53)         (0.04)       (0.13)
                                        ----------     ----------     ----------     ----------     --------
       Total Distributions                   (0.85)         (0.56)         (0.66)         (0.09)       (0.15)
                                        ----------     ----------     ----------     ----------     --------
NET ASSET VALUE, END OF PERIOD              $20.76         $20.69         $19.30         $20.51       $17.00
                                        ----------     ----------     ----------     ----------     --------
                                        ----------     ----------     ----------     ----------     --------
Total Return                                  4.54%         10.35%         (2.55%)        21.22%       40.68%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)        $2,312,042     $2,885,453     $2,068,207     $1,533,872     $378,661

Ratios to average daily net assets:
   Operating expenses                         1.33%@         1.38%@         1.39%          1.44%        1.48%
   Net investment income                       .56%           .62%           .69%           .19%         .38%
Portfolio Turnover Rate                      61.80%         32.49%         39.24%         17.02%       22.60%
Average Commission Rate #                  $0.0169        $0.0170             --             --           --

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01% and .01%, for the years ending October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.32% and 1.37% for the years ended October 31, 1997 and 1996, respectively.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)

   Taxable dividends paid by the Fund on a per share basis were as follows:

Ordinary income                                      $.55
Long-term capital gain                               $.30

   Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS JAPAN OTC FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                          FOR THE PERIOD
                                                                                        SEPTEMBER 30, 1994
                                                FOR THE YEAR ENDED OCTOBER 31,           (COMMENCEMENT OF
                                             ------------------------------------      OPERATIONS) THROUGH
                                               1997          1996          1995          OCTOBER 31, 1994
                                             --------      --------      --------      --------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $8.47         $9.09         $9.85              $10.00
                                             --------      --------      --------              ------
   Income from Investment Operations:
   Net Investment Loss                          (1.22)        (0.23)         0.00                0.00
   Net Loss from Securities and Foreign
     Currency Related Items (both
     realized and unrealized)                   (0.79)        (0.01)        (0.76)              (0.15)
                                             --------      --------      --------              ------
       Total from Investment Operations         (2.01)        (0.24)        (0.76)              (0.15)
                                             --------      --------      --------              ------
   Less Distributions:
   Dividends from Net Investment Income          0.00         (0.38)         0.00                0.00
   Distributions from Realized Gains            (0.09)         0.00          0.00                0.00
                                             --------      --------      --------              ------
       Total Distributions                      (0.09)        (0.38)         0.00                0.00
                                             --------      --------      --------              ------
NET ASSET VALUE, END OF PERIOD                  $6.37         $8.47         $9.09               $9.85
                                             --------      --------      --------              ------
                                             --------      --------      --------              ------
Total Return                                   (23.98%)       (2.79%)       (7.72%)             (1.50%)'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)              $41,627      $154,460      $178,568             $19,878

Ratios to average daily net assets:
   Operating expenses                            1.76%@        1.76%@        1.41%               1.00%*
   Net investment income (loss)                 (1.10%)       (1.22%)        (.15%)               .49%*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                       .51%          .29%         1.35%               4.96%*
Portfolio Turnover Rate                        100.60%        95.23%        82.98%                .00%
Average Commission Rate #                     $0.0742       $0.0968            --                  --

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01% and .01%, for the years ending October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.75% and 1.75% for the years ended October 31, 1997 and 1996, respectively.

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

'D' Non annualized.
* Annualized.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)

   Taxable dividends paid by the Fund on a per share basis were as follows:

Ordinary income                                      $.09

   Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                     FOR THE PERIOD
                                                        FOR THE YEAR ENDED          DECEMBER 30, 1994
                                                            OCTOBER 31,             (COMMENCEMENT OF
                                                     -------------------------     OPERATIONS) THROUGH
                                                       1997             1996        OCTOBER 31, 1995
                                                     --------         --------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $12.19           $11.28            $10.00
                                                     --------         --------             -----

   Income from Investment Operations:

   Net Investment Income (Loss)                          0.04             0.07              0.08
   Net Gain (Loss) from Securities and Foreign
     Currency Related Items (both realized and
     unrealized)                                        (1.34)            0.99              1.25
                                                     --------         --------             -----

       Total from Investment Operations                 (1.30)            1.06              1.33
                                                     --------         --------             -----

   Less Distributions:
   Dividends from Net Investment Income                 (0.03)           (0.08)            (0.05)
   Distributions from Realized Gains                    (0.04)           (0.07)             0.00
                                                     --------         --------             -----

       Total Distributions                              (0.07)           (0.15)            (0.05)
                                                     --------         --------             -----

NET ASSET VALUE, END OF PERIOD                         $10.82           $12.19            $11.28
                                                     --------         --------             -----
                                                     --------         --------             -----

Total Return                                           (10.71%)           9.46%            13.33%'D'

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                     $155,806         $218,421            $6,780

Ratios to average daily net assets:
   Operating expenses                                    1.66%@           1.62%@            1.00%*
   Net investment income (loss)                           .24%             .31%             1.25%*
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements                 .46%             .77%            11.08%*

Portfolio Turnover Rate                                 92.48%           61.84%            57.76%'D'
Average Commission Rate #                             $0.0053          $0.0135                --

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01% and .01%, for the years ending October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.65% and 1.61% for the years ended October 31, 1997 and 1996, respectively.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
'D' Non annualized.
* Annualized.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)
   Taxable dividends paid by the Fund on a per share basis were as follows:

Ordinary income                                      $.06
Long-term capital gain                               $.01

   Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS JAPAN GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                     FOR THE PERIOD
                                                                                    DECEMBER 29, 1995
                                                                 FOR THE            (COMMENCEMENT OF
                                                                YEAR ENDED         OPERATIONS) THROUGH
                                                             OCTOBER 31, 1997       OCTOBER 31, 1996
                                                             ----------------      -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $9.85                 $10.00
                                                                   ------                 ------

   Income from Investment Operations:

   Net Investment Loss                                              (0.07)                 (0.06)
   Net Gain/(Loss) from Securities and Foreign Currency
     Related Items (both realized and unrealized)                    0.21                  (0.09)
                                                                   ------                 ------
       Total from Investment Operations                              0.14                  (0.15)
                                                                   ------                 ------
   Less Distributions:
   Distributions in Excess of Net Investment Income                 (0.20)                  0.00
   Distributions in Excess of Realized Gains                        (0.05)                  0.00
                                                                   ------                 ------
       Total Distributions                                          (0.25)                  0.00
                                                                   ------                 ------
NET ASSET VALUE, END OF PERIOD                                      $9.74                  $9.85
                                                                   ------                 ------
                                                                   ------                 ------
Total Return                                                         1.47%                 (1.50%)'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                  $24,954                $20,157

Ratios to average daily net assets:
   Operating expenses                                                1.75%@                 1.76%*@
   Net investment loss                                              (1.03)%                (1.03%)*
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                                    .81%                  1.79%*
Portfolio Turnover Rate                                             93.84%                 51.72%'D'
Average Commission Rate #                                         $0.0530                $0.0717

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .00% and .01%, for the years ending October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.75% and 1.75% for the years ended October 31, 1997 and 1996, respectively.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
'D' Non annualized.
* Annualized.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)

   Taxable dividends paid by the Fund on a per share basis were as follows:

Ordinary income                                      $.25

   Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                     FOR THE PERIOD
                                                                                   SEPTEMBER 30, 1996
                                                                                    (COMMENCEMENT OF
                                                                 FOR THE              OPERATIONS)
                                                                YEAR ENDED              THROUGH
                                                             OCTOBER 31, 1997       OCTOBER 31, 1996
                                                             ----------------      ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $9.86                 $10.00
                                                                   ------                 ------
   Income from Investment Operations:
   Net Investment Loss                                              (0.13)                  0.00
   Net Gain (Loss) from Securities and Foreign Currency
     Related Items (both realized and unrealized)                    1.42                  (0.14)
                                                                   ------                 ------
       Total from Investment Operations                              1.29                  (0.14)
                                                                   ------                 ------

NET ASSET VALUE, END OF PERIOD                                     $11.15                  $9.86
                                                                   ------                 ------
                                                                   ------                 ------
Total Return                                                        13.08%                 (1.40%)'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                   $3,197                 $3,007

Ratios to average daily net assets:
   Operating expenses                                                1.66%@                 1.65%*@
   Net investment loss                                               (.96%)                 (.20%)*
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                                   6.48%                 21.71%*
Portfolio Turnover Rate                                            207.25%                  5.85%'D'
Average Commission Rate #                                         $0.0504                $0.0323

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01% and .00%, for the years ending October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.65% and 1.65% for the years ended October 31, 1997 and 1996, respectively.

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

'D' Non annualized.
* Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   The Warburg Pincus International Equity Funds (the 'Funds') are comprised of Warburg Pincus International Equity Fund (the 'International Equity Fund') and Warburg Pincus Global Post-Venture Capital Fund (the 'Global Post-Venture Capital Fund') which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as a diversified, open-end management investment company, and Warburg Pincus Japan OTC Fund (the 'Japan OTC Fund'), Warburg Pincus Emerging Markets Fund (the 'Emerging Markets Fund') and Warburg Pincus Japan Growth Fund (the 'Japan Growth Fund') which are registered under the 1940 Act as non-diversified, open-end management investment companies.

   Investment objectives for each Fund are as follows: the International Equity Fund and the Japan OTC Fund seek long-term capital appreciation; the Emerging Markets Fund seeks growth of capital; and the Japan Growth Fund and the Global Post-Venture Capital Fund seek long-term growth of capital.

   Each Fund offers two classes of shares, one class being referred to as Common Shares and one class being referred to as Advisor Shares. Common and Advisor Shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Shares for the Japan OTC Fund, the Emerging Markets Fund, the Japan Growth Fund and the Global Post-Venture Capital Fund bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate not to exceed .25% of the average daily net asset value of each Fund's outstanding Common Shares. Advisor Shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Shares. Advisor Shares are currently bearing expenses of .50% of average daily net assets.

   The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board.

   Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

   When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D) amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, shareholder servicing fees and transfer agent fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   The Funds may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things, fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the imposition of other foreign laws and restrictions. Securities of foreign issuers are often subject to less rigorous regulatory practices and requirements than those applied in the United States and may also be less liquid (and their prices more volatile) than securities of comparable U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in many respects.

   A Funds' investments in securities of issuers located in less developed countries considered to be 'emerging markets' involve risks in addition to those

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------
generally applicable to foreign securities. Investments in the securities of issuers located in emerging markets expose the Fund to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. The typically small size of the markets for securities of issuers located in emerging markets may also result in a lack of liquidity and greater price volatility.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred in connection with organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each Fund commenced its operations.

   The Funds, together with other funds advised by Warburg Pincus Asset Management Inc., the Funds' investment adviser ('Warburg') (collectively the 'Warburg Funds'), have established committed and uncommitted lines of credit facilities with certain banks for temporary or emergency purposes primarily relating to fund share redemptions and funding payments of dividend or capital gain distributions. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .10% per annum on the amount of the line of credit. In addition, under the terms of both the committed and uncommitted facilities, the Warburg Funds will pay interest on borrowings at the banks base rate plus .55%. Aggregate borrowings for each fund under these credit facilities may not exceed the lower of (a) the maximum amount permitted by such fund's investment policies and restrictions or (b) thirty three and one-third percent (33 1/3%) of such fund's total assets. During the fiscal year ended October 31, 1997, the amount outstanding under the line of credit agreement for each Fund was as follows:

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

                                              AVERAGE DAILY      AVERAGE        MAXIMUM DAILY
                    FUND                      LOAN BALANCE    INTEREST RATE%   LOAN OUTSTANDING
--------------------------------------------  -------------   --------------   ----------------

International Equity                            $  79,726          6.00          $  7,600,000
Japan OTC                                         413,770          6.11            11,698,000
Emerging Markets                                  748,690          6.14            18,840,000
Japan Growth                                      149,899          6.00             2,743,000
Global Post-Venture Capital                         6,077          6.11               449,000

   The average debt per average share outstanding for each Fund is as follows:

                                                          AVERAGE SHARES     AVERAGE DEBT
                         FUND                              OUTSTANDING        PER SHARE
------------------------------------------------------    --------------     ------------

International Equity                                        151,464,434        $ 0.0005
Japan OTC                                                    10,091,714          0.0410
Emerging Markets                                             18,112,573          0.0413
Japan Growth                                                  2,061,284          0.0727
Global Post-Venture Capital                                     381,301          0.0159

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other Warburg funds, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense. For the year ended October 31, 1997, the Funds received credits or reimbursements under this arrangement as follows:

                             FUND                                  AMOUNT
--------------------------------------------------------------    --------
International Equity                                              $156,179
Japan OTC                                                           4,095
Emerging Markets                                                   13,317
Japan Growth                                                          946
Global Post-Venture Capital                                           212

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Fund's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Fund's average daily net assets:

                      FUND                                     ANNUAL RATE
------------------------------------------------    ----------------------------------

International Equity                                1.00% of average daily net assets
Japan OTC                                           1.25% of average daily net assets
Emerging Markets                                    1.25% of average daily net assets
Japan Growth                                        1.25% of average daily net assets
Global Post-Venture Capital                         1.25% of average daily net assets

   For the year ended October 31, 1997, investment advisory fees, voluntary waivers and reimbursements were as follows:

                              GROSS                             NET             EXPENSE
         FUND              ADVISORY FEE       WAIVER        ADVISORY FEE     REIMBURSEMENTS
-----------------------    ------------     -----------     ------------     --------------

International Equity       $33,440,864      $         0     $33,440,864        $        0
Japan OTC                      927,417         (357,562)        569,855                 0
Emerging Markets             3,124,684       (1,146,495)      1,978,189                 0
Japan Growth                   260,741         (143,819)        116,922                 0
Global Post-Venture
 Capital                        49,452          (49,452)              0          (202,260)

   SPARX Investment & Research, USA, Inc. ('SPARX USA') had served as sub-investment adviser for the Japan OTC Fund. From its investment advisory fee, Warburg paid SPARX USA a fee at an annual rate of .625% of the average daily net assets of the Japan OTC Fund. No compensation was paid by the Japan OTC Fund to SPARX USA for its sub-investment advisory services. On May 23, 1997, SPARX USA ceased serving as sub-investment adviser and Warburg assumed total investment management responsibilities for the Japan OTC Fund.

   Abbott Capital Management, LLC ('Abbott') serves as sub-investment adviser for the Global Post-Venture Fund's assets invested in U.S. or foreign private limited partnerships or other investment funds ('Private Fund Investments'). From its investment advisory fee, Warburg paid Abbott a fee of .55% per annum of the value of Private Fund Investments as of the end of each calendar quarter. Effective January 17, 1997, the Sub-Advisory Agreement was amended. Under the amended Agreement, Warburg pays Abbott a quarterly fee at the annual rate of 1.00% of the Fund's average daily net assets. No compensation is paid by the Global Post-Venture Capital Fund to Abbott for its sub-investment advisory services.

   Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the year ended October 31, 1997, administrative services fees earned by CFSI were as follows:

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR (CONT'D)

                         FUND                             CO-ADMINISTRATION FEE
------------------------------------------------------    ---------------------

International Equity                                           $ 3,344,086
Japan OTC                                                           74,193
Emerging Markets                                                   249,975
Japan Growth                                                        20,859
Global Post-Venture Capital                                          3,956

   For its administrative services, PFPC receives a fee calculated at an annual rate of .12% on each Fund's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08% on the next $250 million in average daily net assets, and .05% of the average daily net assets over $750 million. For the year ended October 31, 1997, administrative service fees earned and voluntarily waived by PFPC were as follows:

                                                                               NET
           FUND                CO-ADMINISTRATION FEE      WAIVER      CO-ADMINISTRATION FEE
---------------------------    ---------------------     --------     ---------------------
International Equity                $ 2,047,043          $      0          $ 2,047,043
Japan OTC                                89,032           (20,262)              68,770
Emerging Markets                        297,624                 0              297,624
Japan Growth                             25,031           (25,031)                   0
Global Post-Venture Capital               4,747            (4,747)                   0

   Counsellors Securities Inc. ('CSI'), also a wholly-owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the International Equity Fund to CSI for distribution services. For its shareholder servicing and distribution services, CSI receives a fee at an annual rate of
 .25% of the average daily net assets of each Fund's Common Shares pursuant to a shareholder servicing and distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For its shareholder servicing and distribution services, CSI receives a fee at an annual rate of .50%, respectively, of the average daily net assets of the Advisor Shares of the Japan OTC Fund, the Emerging Markets Fund, the Japan Growth Fund and the Global Post-Venture Capital Fund pursuant to distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For the year ended October 31, 1997, shareholder servicing and distribution fees earned by CSI were as follows:

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                        FUND                             DISTRIBUTION FEE
-----------------------------------------------------    -----------------
International Equity
   Common shares                                            $ 2,710,056
                                                               --------
                                                               --------
Japan OTC
   Common shares                                            $   185,480
   Advisor shares                                                     6
                                                               --------
                                                            $   185,486
                                                               --------
                                                               --------
Emerging Markets
   Common shares                                            $   624,354
   Advisor shares                                                 1,166
                                                               --------
                                                            $   625,520
                                                               --------
                                                               --------
Japan Growth
   Common shares                                            $    52,138
   Advisor shares                                                    21
                                                               --------
                                                            $    52,159
                                                               --------
                                                               --------
Global Post-Venture
   Common shares                                            $     9,887
   Advisor shares                                                     8
                                                               --------
                                                            $     9,895
                                                               --------
                                                               --------

3. INVESTMENTS IN SECURITIES

   For the year ended October 31, 1997, purchases and sales of investment securities (excluding short-term investments) were as follows:

                  PORTFOLIO                         PURCHASES            SALES
----------------------------------------------    --------------     --------------
International Equity                              $1,931,665,548     $2,716,124,315
Japan OTC                                             70,350,371        149,992,675
Emerging Markets                                     215,321,329        264,411,961
Japan Growth                                          20,161,880         17,869,460
Global Post-Venture Capital                            7,438,851          7,759,426

   At October 31, 1997, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                                          NET UNREALIZED
                                        UNREALIZED       UNREALIZED        APPRECIATION
                                       APPRECIATION     DEPRECIATION      (DEPRECIATION)
                                       ------------     -------------     --------------
International Equity                   $365,610,345     $(376,886,754)     $(11,276,409)
Japan OTC                                 2,746,946       (11,433,656)       (8,686,710)
Emerging Markets                         15,916,679       (46,483,104)      (30,566,425)
Japan Growth                              2,000,655        (3,375,334)       (1,374,679)
Global Post-Venture Capital                 536,160           (61,905)          474,255

4. FORWARD FOREIGN CURRENCY CONTRACTS

   Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------
4. FORWARD FOREIGN CURRENCY CONTRACTS (CONT'D)

to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into.

   At October 31, 1997, the International Equity Fund, the Japan OTC Fund and the Japan Growth Fund had the following open forward foreign currency contracts:

                                           INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------
                                                                                                     UNREALIZED
                                                   FOREIGN                                             FOREIGN
                                 EXPIRATION        CURRENCY          CONTRACT         CONTRACT        EXCHANGE
  FORWARD CURRENCY CONTRACT         DATE          TO BE SOLD          AMOUNT           VALUE         GAIN/(LOSS)
-----------------------------    ----------     --------------     ------------     ------------     -----------
        Japanese Yen              11/28/97      20,000,000,000     $172,787,670     $166,844,356     $ 5,943,314
        Japanese Yen              11/28/97      15,644,447,765      135,215,625      130,509,391       4,706,234
        Japanese Yen              11/28/97      12,000,000,000      103,448,276      100,106,614       3,341,662
        Japanese Yen              11/28/97       5,000,000,000       42,485,576       41,711,089         774,487
        Japanese Yen              11/28/97       2,369,980,000       20,177,598       19,770,889         406,709
        Japanese Yen              11/28/97       1,118,270,000        9,502,231        9,328,852         173,379
        Japanese Yen              11/28/97         247,160,000        2,134,370        2,061,863          72,507
                                                                   ------------     ------------     -----------
                                                                   $485,751,346     $470,333,054     $15,418,292
                                                                   ------------     ------------     -----------
                                                                   ------------     ------------     -----------

                                                 JAPAN OTC FUND
----------------------------------------------------------------------------------------------------------------
                                                                                                     UNREALIZED
                                                    FOREIGN                                            FOREIGN
                                  EXPIRATION       CURRENCY          CONTRACT         CONTRACT        EXCHANGE
  FORWARD CURRENCY CONTRACT          DATE         TO BE SOLD          AMOUNT           VALUE         GAIN/(LOSS)
------------------------------    ----------     -------------     ------------     ------------     -----------
         Japanese Yen              11/28/97      4,726,397,000     $ 39,367,942     $ 39,428,633      $ (60,691)
                                                                   ------------     ------------     -----------
                                                                   ------------     ------------     -----------

                                               JAPAN GROWTH FUND
---------------------------------------------------------------------------------------------------------------
                                                                                                     UNREALIZED
                                                      FOREIGN                                         FOREIGN
                                    EXPIRATION       CURRENCY         CONTRACT        CONTRACT        EXCHANGE
   FORWARD CURRENCY CONTRACT           DATE         TO BE SOLD         AMOUNT           VALUE        GAIN/(LOSS)
--------------------------------    ----------     -------------     -----------     -----------     ----------
          Japanese Yen               11/28/97      2,873,511,750     $24,814,437     $23,971,461      $842,976
                                                                     -----------     -----------     ----------
                                                                     -----------     -----------     ----------

5. EQUITY SWAP TRANSACTIONS

   The International Equity Fund and the Emerging Markets Fund entered into a Korean equity swap agreement (which represents approximately 1.20% and 2.65%, respectively, of the Fund's net assets at October 31, 1997) dated March 21, 1997, where each Fund receives a quarterly payment, representing the total return (defined as market appreciation and dividend income) on a basket of Korean common stocks ('Common Stocks'). In return, the International Equity Fund and the Emerging Markets Fund pay quarterly the LIBOR rate (London
                                       56

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------
Interbank Offered Rate), plus 2.00% and 1.97%, respectively, per annum (7.76% and 7.73% on October 31, 1997) on the market value of the Common Stocks ('Notional Amount') which is currently $35,980,700 and $4,405,800, respectively. The Notional Amount is marked-to-market on each quarterly reset date. In the event that the Common Stocks decline in value, each Fund will be required to pay quarterly, the amount of any depreciation in value from the Notional Amount. The equity swap agreement will terminate on April 3, 2000.

   During the term of the equity swap transaction, changes in the value of the Common Stocks as compared to the Notional Amount and the difference between the accrued interest expense and dividend income are recognized as unrealized gain or loss. At the quarterly reset date, the change in value of the Common Stock, adjusted for accrued interest expense and dividend income, is recognized as realized gain or loss. At October 31, 1997, each Fund realized a loss of $15,368,660 and $1,880,743, respectively, on the equity swap transaction which is included in the net realized gain (loss) from security and other related transactions. At October 31, 1997, each Fund has recorded unrealized losses of $2,175,063 and $266,452, respectively, on the equity swap transaction.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

   Each Fund, except the Global Post-Venture Capital Fund, is each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares of each Fund are designated as Advisor Shares. The Global Post-Venture Capital Fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated as Advisor Shares.

   Transactions in shares of each Fund were as follows:

                                                     INTERNATIONAL EQUITY FUND
                                     COMMON SHARES                              ADVISOR SHARES
                        ---------------------------------------     ---------------------------------------
                                                  FOR THE YEAR ENDED OCTOBER 31,
                        -----------------------------------------------------------------------------------
                              1997                  1996                  1997                  1996
                        -----------------     -----------------     -----------------     -----------------
Shares sold                   37,712,671            62,925,567            3,593,153             8,409,095
Shares issued to
 shareholders on
 reinvestment of
 dividends                     5,078,533             2,770,933              937,692               462,235
Shares redeemed              (70,827,349)          (33,441,506)          (4,577,298)           (1,042,298)
                        -----------------     -----------------     -----------------     -----------------
Net increase
 (decrease) in
 shares outstanding          (28,036,145)           32,254,994              (46,453)            7,829,032
                        -----------------     -----------------     -----------------     -----------------
                        -----------------     -----------------     -----------------     -----------------
Proceeds from sale
 of shares               $   832,097,028       $ 1,293,010,856        $  78,002,915         $ 172,408,895
Reinvested dividends         103,246,572            53,202,204           18,941,382             8,824,068
Net asset value of
 shares redeemed          (1,548,688,920)         (687,911,641)         (97,350,280)          (21,221,219)
                        -----------------     -----------------     -----------------     -----------------
Net increase
 (decrease) from
 capital share
 transactions            $  (613,345,320)      $   658,301,419        $    (405,983)        $ 160,011,744
                        -----------------     -----------------     -----------------     -----------------
                        -----------------     -----------------     -----------------     -----------------

                                                          JAPAN OTC FUND
                                     COMMON SHARES                              ADVISOR SHARES
                        ---------------------------------------     ---------------------------------------
                                                  FOR THE YEAR ENDED OCTOBER 31,
                        -----------------------------------------------------------------------------------
                              1997                  1996                  1997                  1996
                        -----------------     -----------------     -----------------     -----------------
Shares sold                  11,479,393             27,475,535                7,459                     5
Shares issued to
 shareholders on
 reinvestment of
 dividends                      132,383                862,068                    0                     5
Shares redeemed             (23,316,894)           (29,739,842)              (7,086)                   (1)
                        -----------------     -----------------     -----------------     -----------------
Net increase
 (decrease) in
 shares outstanding         (11,705,118)            (1,402,239)                 373                     9
                        -----------------     -----------------     -----------------     -----------------
                        -----------------     -----------------     -----------------     -----------------
Proceeds from sale
 of shares                $  83,642,891        $   252,768,775        $      52,503         $          50
Reinvested dividends          1,057,739              7,560,332                    0                    41
Net asset value of
 shares redeemed           (177,463,703)          (268,976,982)             (50,574)                   (6)
                        -----------------     -----------------     -----------------     -----------------
Net increase
 (decrease) from
 capital share
 transactions             $ (92,763,073)       $    (8,647,875)       $       1,929         $          85
                        -----------------     -----------------     -----------------     -----------------
                        -----------------     -----------------     -----------------     -----------------

--------------------------------------------------------------------------------

                                            EMERGING MARKETS FUND
                          COMMON SHARES                              ADVISOR SHARES
             ---------------------------------------     ---------------------------------------
                                       FOR THE YEAR ENDED OCTOBER 31,
             -----------------------------------------------------------------------------------
                   1997                  1996                  1997                  1996
             -----------------     -----------------     -----------------     -----------------

                  15,395,660            24,216,832              13,980                12,119
                      92,759                17,172                   4                     1
                 (19,011,433)           (6,918,123)             (1,743)                   (1)
             -----------------     -----------------           -------               -------
                  (3,523,014)           17,315,881              12,241                12,119
             -----------------     -----------------           -------               -------
             -----------------     -----------------           -------               -------
               $ 209,234,551         $ 309,055,609           $ 204,109             $ 151,302
                   1,143,716               191,472                  55                    14
                (255,371,760)          (87,855,453)            (23,597)                   (6)
             -----------------     -----------------           -------               -------
               $ (44,993,493)        $ 221,391,628           $ 180,567             $ 151,310
             -----------------     -----------------           -------               -------
             -----------------     -----------------           -------               -------

                                              JAPAN GROWTH FUND
                          COMMON SHARES                              ADVISOR SHARES
             ---------------------------------------     ---------------------------------------
                                    FOR THE PERIOD                              FOR THE PERIOD
                                   DECEMBER 29, 1995                           DECEMBER 29, 1995
               FOR THE YEAR          (COMMENCEMENT         FOR THE YEAR          (COMMENCEMENT
                   ENDED            OF OPERATIONS)             ENDED            OF OPERATIONS)
             OCTOBER 31, 1997           THROUGH          OCTOBER 31, 1997           THROUGH
             -----------------     -----------------     -----------------     -----------------

                   4,196,591             3,251,155               3,036                    20
                      46,477                     0                   0                     0
                  (3,725,607)           (1,215,308)             (1,421)                   (1)
             -----------------     -----------------            ------               -------
                     517,461             2,035,847               1,615                    19
             -----------------     -----------------            ------               -------
             -----------------     -----------------            ------               -------
               $  43,536,325         $  33,728,191           $  31,670             $     200
                     436,422                     0                   0                     0
                 (37,761,784)          (12,660,992)            (14,515)                   (5)
             -----------------     -----------------            ------               -------
               $   6,210,963         $  21,067,199           $  17,155             $     195
             -----------------     -----------------            ------               -------
             -----------------     -----------------            ------               -------

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (CONT'D)

                                                 GLOBAL POST-VENTURE CAPITAL FUND
                                     COMMON SHARES                              ADVISOR SHARES
                        ---------------------------------------     ---------------------------------------
                                                  FOR THE YEAR ENDED OCTOBER 31,
                        -----------------------------------------------------------------------------------
                              1997                  1996                  1997                  1996
                        -----------------     -----------------     -----------------     -----------------

Shares sold                    209,142               295,856                  15                   557
Shares redeemed               (227,374)                 (698)               (564)                    0
                        -----------------           --------              ------                 -----
Net increase
 (decrease) in
 shares outstanding            (18,232)              295,158                (549)                  557
                        -----------------           --------              ------                 -----
                        -----------------           --------              ------                 -----
Proceeds from sale
 of shares                 $ 2,110,622           $ 2,966,681             $   150               $ 5,607
Reinvested dividends                 0                     0                   0                     0
Net asset value of
 shares redeemed            (2,438,359)               (6,824)             (5,627)                    0
                        -----------------           --------              ------                 -----
Net increase
 (decrease) from
 capital share
 transactions              $  (327,737)          $ 2,959,857             $(5,477)              $ 5,607
                        -----------------           --------              ------                 -----
                        -----------------           --------              ------                 -----

7. LIABILITIES

   At October 31, 1997, each Fund had the following affiliated and investment related liabilities:

                                                                                                      GLOBAL
                                                                         EMERGING       JAPAN      POST-VENTURE
                                       INTERNATIONAL     JAPAN OTC       MARKETS       GROWTH        CAPITAL
                                        EQUITY FUND         FUND           FUND         FUND           FUND
                                       -------------     ----------     ----------     -------     ------------

Payable for securities purchased
 (at value)                             $60,222,772       $      0      $        0     $     0       $  9,675
Investment advisory fee payable           2,696,195         42,249         189,097      26,530         11,156
Payable for Korean Swap                  10,168,960              0       1,243,871           0              0
Administrative services fee payable         269,620          3,901          17,261       2,300            304
Distribution fee payable                          0          9,753          43,086       5,749            760
Payable for Fund shares redeemed         13,928,391         73,926       1,847,806      54,336             75
Payable for forward contracts             2,130,431         56,965               0           0              0

8. NET ASSETS

   At October 31, 1997, capital contributions, undistributed net investment income, accumulated net realized gain (loss) from security transactions and current period distribution have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency and equity swap transactions. The International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund, the Japan Growth Fund and the Global Post-Venture Capital Fund reclassified $22,480,227, $1,824,715, ($2,489,980), ($77,686) and $736, respectively, from accumulated net realized gain (loss) on foreign currency related items to undistributed net investment income. The Japan Growth Fund and the Global Post-Venture Capital Fund reclassified $426,845 and $37,146, respectively, from accumulated net investment loss to capital contributions. In addition the

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------
International Equity Fund, Japan OTC Fund and the Emerging Markets Fund reclassified $58,110,200, $498,156 and ($155,026), respectively, of book distributions from realized gains to distributions of net investment income. Net investment income, net realized gain (loss) on investments and net assets were not affected by this reclassification.

   Net Assets at October 31, 1997, consisted of the following:

                                                                                                       GLOBAL
                                                                     EMERGING          JAPAN        POST-VENTURE
                               INTERNATIONAL       JAPAN OTC         MARKETS          GROWTH          CAPITAL
                                EQUITY FUND           FUND             FUND            FUND             FUND
                               --------------     ------------     ------------     -----------     ------------

Capital contributed, net       $2,475,569,293     $ 74,210,594     $183,407,562     $26,968,668      $2,694,281
Undistributed net
 investment income                 31,630,382          510,516       (2,119,820)              0               0
Accumulated net realized
 gain (loss) from security
 transactions                     301,528,999      (24,344,709)       5,296,516      (1,478,062)         24,990
Net unrealized appreciation
 (depreciation) from
 investments and foreign
 currency related items             3,786,554       (8,745,761)     (30,511,880)       (518,963)        479,246
                               --------------     ------------     ------------     -----------     ------------
Net assets                     $2,812,515,228     $ 41,630,640     $156,072,378     $24,971,643      $3,198,517
                               --------------     ------------     ------------     -----------     ------------
                               --------------     ------------     ------------     -----------     ------------

9. CAPITAL LOSS CARRYOVER

   At October 31, 1997, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                                                            CAPITAL LOSS CARRYOVER     TOTAL CAPITAL
                          FUND                                 EXPIRING IN 2005        LOSS CARRYOVER
--------------------------------------------------------    ----------------------     --------------

Japan OTC                                                        $ 24,405,400           $ 24,405,400
Japan Growth                                                          623,934                623,934

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

10. OTHER FINANCIAL HIGHLIGHTS
   Each Fund currently offers one other class of shares, Advisor Shares, representing equal prorata interests in each of the respective Warburg Pincus International Funds. The financial highlights for an Advisor Share of each Fund are as follows:

                                                                INTERNATIONAL EQUITY FUND
                                                 --------------------------------------------------------
                                                                      ADVISOR SHARES
                                                 --------------------------------------------------------
                                                              FOR THE YEAR ENDED OCTOBER 31,
                                                 --------------------------------------------------------
                                                     1997          1996       1995       1994       1993
                                                 ------------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD               $  20.50       $19.16     $20.38     $16.91     $12.20
                                                     ------       ------     ------     ------     ------
   Income from Investment Operations:
   Net Investment Income (Loss)                        0.04         0.18       0.03       0.16      (0.01)
   Net Gain (Loss) from Securities and
     Foreign Currency Related Items (both
     realized and unrealized)                          0.78         1.68      (0.67)      3.35       4.86
                                                     ------       ------     ------     ------     ------
       Total from Investment Operations                0.82         1.86      (0.64)      3.51       4.85
                                                     ------       ------     ------     ------     ------
   Less Distributions:
   Dividends from Net Investment Income               (0.04)       (0.52)     (0.05)      0.00      (0.01)
   Distributions from Realized Gains                  (0.74)        0.00      (0.53)     (0.04)     (0.13)
                                                     ------       ------     ------     ------     ------
       Total Distributions                            (0.78)       (0.52)     (0.58)     (0.04)     (0.14)
                                                     ------       ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                     $  20.54       $20.50     $19.16     $20.38     $16.91
                                                     ------       ------     ------     ------     ------
                                                     ------       ------     ------     ------     ------
Total Return                                           4.04%        9.89%     (3.04%)    20.77%     40.06%

RATIOS /SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                   $500,473       $500,465   $317,736   $199,404   $44,244

Ratios to average daily net assets:
Operating expenses                                     1.76%@       1.81%@     1.89%      1.94%      2.00%
Net investment income (loss)                            .15%         .18%       .20%      (.29%)     (.36%)
Portfolio Turnover Rate                               61.80%       32.49%     39.24%     17.02%     22.60%
Average Commission Rate #                           $0.0169       $0.0170      --         --         --

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' expenses by .00% and .01%, for the years ending October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.76% and 1.80% for the years ended October 31, 1997 and 1996, respectively.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)
   Taxable dividends paid by the Fund on a per share basis were as follows:

Ordinary income                                      $.48
Long-term capital gain                               $.30

   Because the Funds' fiscal year is not a calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                   JAPAN OTC FUND
                                               ------------------------------------------------------
                                                                   ADVISOR SHARES
                                               ------------------------------------------------------
                                                                                     FOR THE PERIOD
                                                                                   SEPTEMBER 30, 1994
                                                                                    (COMMENCEMENT OF
                                               FOR THE YEAR ENDED OCTOBER 31,         OPERATIONS)
                                               ------------------------------           THROUGH
                                                1997        1996        1995        OCTOBER 31, 1994
                                               ------      ------      ------      ------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $ 8.45      $ 9.08      $ 9.85            $10.00
                                               ------      ------      ------             -----

   Income from Investment Operations:

   Net Investment Income (Loss)                  0.35       (0.13)      (0.02)             0.00

   Net Loss from Securities and Foreign
     Currency Related Items (both realized
     and unrealized)                            (2.43)      (0.14)      (0.75)            (0.15)
                                               ------      ------      ------             -----

       Total from Investment Operations         (2.08)      (0.27)      (0.77)            (0.15)
                                               ------      ------      ------             -----

   Less Distributions:

   Dividends from Net Investment Income          0.00       (0.36)       0.00              0.00
                                               ------      ------      ------             -----

NET ASSET VALUE, END OF PERIOD                 $ 6.37      $ 8.45      $ 9.08            $ 9.85
                                               ------      ------      ------             -----
                                               ------      ------      ------             -----

Total Return                                   (24.62%)     (3.17%)     (7.82%)           (1.50%)'D'

RATIOS /SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                   $3          $1          $1                $1

Ratios to average daily net assets:
   Operating expenses                            2.00%@      2.01%@      1.31%             1.18%*
   Net investment income                        (1.10%)     (1.57%)      (.19%)             .12%*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                      6.69%        .28%       1.83%             4.74%*

Portfolio Turnover Rate                        100.60%'D'   95.23%      82.98%             0.00%
Average Commission Rate #                      $0.0742     $0.0968       --                  --

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' expenses by .00% and .01%, for the years ending October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 2.00% and 2.00% for the years ended October 31, 1997 and 1996, respectively.

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
'D' Non annualized.
* Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

10. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                     EMERGING MARKETS FUND
                                                           ------------------------------------------
                                                                         ADVISOR SHARES
                                                           ------------------------------------------
                                                                                    FOR THE PERIOD
                                                           FOR THE YEAR ENDED      DECEMBER 30, 1994
                                                              OCTOBER 31,          (COMMENCEMENT OF
                                                           ------------------     OPERATIONS) THROUGH
                                                            1997        1996       OCTOBER 31, 1995
                                                           ------      ------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $12.21      $11.30           $ 10.00
                                                           ------      ------             -----
   Income from Investment Operations:
   Net Investment Income (Loss)                              0.00       (0.08)             0.14
   Net Gain from Securities and Foreign Currency
     Related Items (both realized and unrealized)          (1.32)        1.11              1.19
                                                           ------      ------             -----
       Total from Investment Operations                    (1.32)        1.03              1.33
                                                           ------      ------             -----
   Less Distributions:
   Dividends from Net Investment Income                      0.00       (0.05)            (0.03)
   Distributions from Realized Gains                        (0.01)      (0.07)             0.00
                                                           ------      ------             -----
       Total Distributions                                  (0.01)      (0.12)            (0.03)
                                                           ------      ------             -----
NET ASSET VALUE, END OF PERIOD                             $10.88      $12.21           $ 11.30
                                                           ------      ------             -----
                                                           ------      ------             -----
Total Return                                               (10.94%)      9.20%            13.29%'D'

RATIOS /SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                             $266        $149                $1

Ratios to average daily net assets:
   Operating expenses                                        1.90%@      1.90%@            1.22%*
   Net investment income                                     (.09%)      (.57%)            1.76%*
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                            .58%        .65%            16.36%*
Portfolio Turnover Rate                                     92.48%      61.84%            57.76%'D'
Average Commission Rate #                                  $0.0053     $0.0135         --

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Advisor Shares' expense ratio.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
'D' Non annualized.
* Annualized.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1997 DIVIDENDS (Unaudited)
   Taxable dividends paid by the Fund on a per share basis were as follows:

Long-term capital gain                               $.01

   Because the Funds' fiscal year is not a calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1998.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

                                                                       JAPAN GROWTH FUND
                                                           -----------------------------------------
                                                                        ADVISOR SHARES
                                                           -----------------------------------------
                                                                                   FOR THE PERIOD
                                                                                  DECEMBER 29, 1995
                                                             FOR THE YEAR         (COMMENCEMENT OF
                                                                ENDED            OPERATIONS) THROUGH
                                                           OCTOBER 31, 1997       OCTOBER 31, 1996
                                                           ----------------      -------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $ 9.83                 $ 10.00
                                                                 -----                   -----

   Income from Investment Operations:

   Net Investment Loss                                            0.05                   (0.09)

   Net Loss from Securities and Foreign Currency
     Related Items (both realized and unrealized)                 0.01                   (0.08)
                                                                 -----                   -----

       Total from Investment Operations                           0.06                   (0.17)
                                                                 -----                   -----

NET ASSET VALUE, END OF PERIOD                                  $ 9.89                 $  9.83
                                                                 -----                   -----
                                                                 -----                   -----

Total Return                                                      0.61%                  (1.70%)'D'

RATIOS /SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                   $17                      $1

Ratios to average daily net assets:
   Operating expenses                                             2.00%@                  2.00%*@
   Net investment loss                                           (1.42%)                 (1.08%)*
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                                7.25%                   3.43%*

Portfolio Turnover Rate                                          93.84%                  51.72%'D'
Average Commission Rate #                                      $0.0530                 $0.0717

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Advisor Shares' expense ratio.

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
'D' Non annualized.
* Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1997
--------------------------------------------------------------------------------

10. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                               GLOBAL POST-VENTURE CAPITAL FUND
                                                           ----------------------------------------
                                                                        ADVISOR SHARES
                                                           ----------------------------------------
                                                                                   FOR THE PERIOD
                                                                                 SEPTEMBER 30, 1996
                                                                                  (COMMENCEMENT OF
                                                             FOR THE YEAR           OPERATIONS)
                                                                ENDED                 THROUGH
                                                           OCTOBER 31, 1997       OCTOBER 31, 1996
                                                           ----------------      ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 9.85                 $10.00
                                                                 -----                  -----
   Income from Investment Operations:
   Net Investment Loss                                           (0.15)                  0.00
   Net Loss from Securities and Foreign Currency
     Related Items (both realized and unrealized)                 1.41                  (0.15)
                                                                 -----                  -----
       Total from Investment Operations                           1.26                  (0.15)
                                                                 -----                  -----
NET ASSET VALUE, END OF PERIOD                                  $11.11                 $ 9.85
                                                                 -----                  -----
                                                                 -----                  -----
Total Return                                                     12.79%                 (1.50%)'D'

RATIOS /SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                    $1                     $6

Ratios to average daily net assets:
   Operating expenses                                             1.90%@                 1.90%*@
   Net investment loss                                           (1.15%)                 (.78%)*
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                               11.16%                 22.23%*
Portfolio Turnover Rate                                         207.25%                  5.85%'D'
Average Commission Rate #                                      $0.0504                $0.0323

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Advisor Shares' expense ratio.

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
'D' Non annualized.
* Annualized.

                See Accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors, Trustees and Shareholders of
WARBURG PINCUS INTERNATIONAL EQUITY FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Warburg Pincus International Equity Fund, Warburg Pincus Japan OTC Fund, Warburg Pincus Emerging Markets Fund and Warburg Pincus Japan Growth Fund and the statement of net assets of Warburg Pincus International Equity Fund, Warburg Pincus Japan OTC Fund, Warburg Pincus Emerging Markets Fund, Warburg Pincus Japan Growth Fund and Warburg Pincus Global Post-Venture Capital Fund (all funds collectively referred to as the 'Warburg Pincus International Equity Funds'), as of October 31, 1997, and the related statements of operations for the year (or period) then ended, the related statements of changes in net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the years (or periods) presented. These financial statements and financial highlights are the responsibility of the Warburg Pincus International Equity Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Warburg Pincus International Equity Funds as of October 31, 1997, the results of their operations for the year (or period) then ended, the changes in their net assets for each of the two years (or periods) in the period then ended, and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 19, 1997

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

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